                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




   DATE OF REPORT (Date of earliest event reported): April 1, 1996
                                                     -------------



                           ROTECH MEDICAL CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)




          Florida                                      59-2115892
- ------------------------------                     -------------------
(State or jurisdiction of                            (I.R.S. Employer
incorporation or organization)                      Identification No.)


4506 L.B. McLeod Road, Suite F, Orlando, Florida            32811
- ------------------------------------------------         ------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (407) 841-2115
- ---------------------------------------------------       --------------

Not Applicable
- --------------
(former name or former address, if changed since last report)

  The undersigned Registrant hereby amends the following item, financial statements, exhibits or other portions of its Current Report on Form 8-K, filed April 1, 1996, relating to the acquisition of an aggregate of individually insignificant businesses acquired during the period November 15, 1995 to April 1, 1996.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
- ---------------------------------------------------------------------------


  (a) 1.  Financial Statement of Businesses Acquired.
  ---------------------------------------------------


  Physicians Management Group
  ----------------------------

       Report of Independent Certified Public Accountants

       Balance Sheet at December 31, 1994

       Statement of Income for the Year Ended December 31, 1994

       Statement of Changes in Stockholders' Equity for the Year Ended December 31, 1994

       Statement of Cash Flows for the Year Ended December 31, 1994

       Notes to Financial Statements

       Interim Balance Sheet at October 31, 1995 (unaudited)

       Interim Statement of Income for the Ten Months Ended October 31, 1995 (unaudited)

       Interim Statement of Stockholder's Equity for the Ten Months Ended October 31, 1995 (unaudited)

       Interim Statement of Cash Flows for the Ten Months Ended October 31, 1995 (unaudited)

       Notes to Interim Financial Statements as of October 31, 1995
       (unaudited)

  Preferred Medical Equipment Company, Inc.
  -----------------------------------------

       Report of Independent Certified Public Accountants

       Balance Sheet at December 31, 1995

       Statement of Income for the Year Ending December 31, 1995

       Statement of Changes in Stockholders' Equity for the Year Ending December 31, 1995

       Statement of Cash Flows for the Year Ending December 31, 1995

       Notes to Financial Statements


  G&G Medical, Inc.
  -----------------

       Report of Independent Auditors

       Balance Sheet at March 31, 1995

       Statement of Income  and Retained Earnings for the Year Ended
       March 31, 1995

       Statement of Cash Flows for the Year Ended March 31, 1995

       Notes to Financial Statements

       Interim Balance Sheet at December 31, 1995 (unaudited)

       Interim Statement of Operations for the Nine Months Ended December 31, 1995 (unaudited)

       Interim Statement of Stockholders' Equity for the Nine Months Ended December 31, 1995 (unaudited)

       Interim Statement of Cash Flows for the Nine Months Ended December 31, 1995 (unaudited)

       Notes to Interim Financial Statements as of December 31, 1995 (unaudited)


  Rhema, Inc.
  -----------

       Independent Auditors' Report

       Balance Sheet at December 31, 1995

       Statement of Income for the Year Ending December 31, 1995

       Statement of Stockholders' Equity for the Year Ending December 31, 1995

       Statement of Cash Flows for the Year Ending December 31, 1995

       Notes to Financial Statements


  Respiratory Home Care, Inc.
  ---------------------------

       Report of Independent Certified Public Accountants

       Balance Sheet at December 31, 1995

       Statement of Income for the Year Ending December 31, 1995

       Statement of Stockholders' Equity for the Year Ending December 31, 1995

       Statement of Cash Flows for the Year Ending December 31, 1995

       Notes to Financial Statements

  CP02, Inc.
  ----------

       Report of Independent Certified Public Accountants

       Balance Sheet at December 31, 1995

       Statement of Income for the Year Ending December 31, 1995

       Statement of Stockholders' Equity for the Year Ending December 31, 1995

       Statement of Cash Flows for the Year Ending December 31, 1995

       Notes to Financial Statements

  National Home Care Services, Inc.
  ---------------------------------

       Independent Auditors' Report

       Balance Sheet at December 31, 1995

       Statement of Income for the Year Ending December 31, 1995

       Statement of Shareholder's Equity for the Year Ending December 31, 1995

       Statement of Cash Flows for the Year Ending December 31, 1995

       Notes to Financial Statements


  Roth Medical, Inc. And Murray Medical, Inc.
  -------------------------------------------

       Report of Independent Public Accountants

       Combined Balance Sheet as of May 31, 1995

       Combined Statement of Income for the Year Ended May 31, 1995

       Combined Statement of Shareholders' Equity for the Year Ended May 31,
       1995

       Combined Statement of Cash Flows for the Year Ended March 31, 1995

       Notes to Combined Financial Statements

       Interim Combined Balance Sheet at January  31, 1996 (unaudited)

       Interim Combined Statement of Income for the Eight Months Ended January 31, 1995 (unaudited)

       Interim Combined Statement of Stockholders' Equity for the Eight Months Ended January 31, 1995 (unaudited)

       Interim Combined Statement of Cash Flows for the Eight Months Ended January 31, 1995 (unaudited)

       Notes to Interim Combined Financial Statements as of January 31, 1995 (unaudited)

  (b) 1.  Pro Forma Financial Information
  ---------------------------------------

       Pro Forma Condensed Combined Financial Statements at July 31, 1995

       Pro Forma Condensed Combined Interim Financial Statements at January 31, 1996 (unaudited)

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment of Report on 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RoTech Medical Corporation,
                                 a Florida Corporation





Dated: May 31, 1996              By:  /s/ Rebecca R. Irish
       ------------              ---------------------------------
                                 Rebecca R. Irish, Chief Financial
                                 Officer

                             PHYSICIANS MANAGEMENT
                                  GROUP, INC.

                               DECEMBER 31, 1994


                                C O N T E N T S



Independent Auditor's Report                           1
- ----------------------------

Financial Statements:
- ---------------------

  Balance Sheet                                        2

  Statement of Loss and Operating Deficit              3

  Statement of Cash Flows                              4

  Notes to Financial Statements                   5 -  8


[LAPORTE SEHRT ROMIG & HAND LETTERHEAD APPEARS HERE]


To The Board of Directors
PHYSICIANS MANAGEMENT GROUP, INC.

                         Independent Auditor's Report
                         ----------------------------

  We have audited the accompanying balance sheet of PHYSICIANS MANAGEMENT GROUP, INC. as of December 31, 1994, and the related statements of loss and operating deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PHYSICIANS MANAGEMENT GROUP, INC. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

  Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                       LaPorte, Sehrt, Romig & Hand


May 28, 1996

                       PHYSICIANS MANAGEMENT GROUP, INC.
                                 BALANCE SHEET
                               December 31, 1994


                                    ASSETS
CURRENT ASSETS:
  Accounts Receivable                                           $110,625
  Due from Shareholder                                            58,000
  Accounts Receivable - Employees                                    600
                                                                --------
          Total Current Assets                                   169,225
                                                                --------

FURNITURE AND EQUIPMENT:
  Furniture and Equipment                                         19,613
  Less: Accumulated Depreciation                                 (19,494)
                                                                --------

          Furniture and Equipment - Net                              119
                                                                --------

OTHER ASSETS                                                       3,705
                                                                --------

                                                                $173,049
                                                                ========


                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Bank Overdraft                                                $ 52,307
  Accounts Payable                                                22,933
  Accrued Expenses Payable                                        81,680
  Customer Advances                                               85,835
  Deferred Income Taxes                                           20,375
  Income Taxes Payable                                             8,087
                                                                --------

          Total                                                  271,217
                                                                --------


STOCKHOLDERS' DEFICIT:
  Common Stock, No Par Value, 10,000 Shares
    Authorized, 111 Issued and Outstanding                         1,010
  Operating Deficit                                              (99,178)
                                                                --------

          Total Stockholders' Deficit                            (98,168)
                                                                --------

                                                                $173,049
                                                                --------

The accompanying notes are an integral part of these financial statements.

                       PHYSICIANS MANAGEMENT GROUP, INC.
                    STATEMENT OF LOSS AND OPERATING DEFICIT
                     For The Year Ended December 31, 1994




REVENUES:
  Professional Fees                                           $1,257,464
  Reimbursement of Expenses                                    1,760,352
                                                              ----------

                                                               3,017,816
                                                              ----------

COSTS AND EXPENSES:
  Cost of Sales                                                1,174,738
  Selling, General and Administrative Expenses                 1,824,367
                                                              ----------

                                                               2,999,105
                                                              ----------

OPERATING INCOME                                                  18,711

OTHER INCOME                                                          10
                                                              ----------

INCOME BEFORE PROVISION FOR
  INCOME TAXES                                                    18,721
                                                              ----------

PROVISION FOR INCOME TAXES:
  Current                                                          8,087
  Deferred                                                        20,375
                                                              ----------

                                                                  28,462
                                                              ----------

NET LOSS                                                          (9,741)
                                                              ----------

OPERATING DEFICIT - BEGINNING OF YEAR
  AS PREVIOUSLY REPORTED                                        (834,987)

PRIOR-PERIOD ADJUSTMENT                                          745,550
                                                              ----------

OPERATING DEFICIT - BEGINNING OF YEAR
  AS RESTATED                                                    (89,437)
                                                              ----------


OPERATING DEFICIT - END OF YEAR                               $  (99,178)
                                                              ==========


The accomanying notes are an integral part of these financial statements

                       PHYSICIANS MANAGEMENT GROUP, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1994

               INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                            $  (9,741)
 Adjustments to Reconcile Net Loss to Net
  Cash Used in Operating Activities:
     Depreciation                                                       12,025
     (Increase) in Accounts Receivable                                 (11,877)
     Decrease in Due from Shareholder                                    2,000
     Increase in Accounts Payable                                        1,245
     Increase in Customer Advances                                      20,789
     Increase in Income Taxes Payable                                    6,474
     Increase in Deferred Tax Liability                                 20,375
     (Decrease) in Accrued Expenses Payable                            (46,229)
                                                                     ---------

       Net Cash Used in Operating Activities                            (4,939)
                                                                     ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of Property and Equipment                                (11,900)
  (Increase) in Other Assets                                            (2,000)
  (Increase) in Accounts Receivable - Employees                           (600)
                                                                     ---------

       Net Cash Used In Investing Activities                           (14,500)
                                                                     ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in Bank Overdraft                                            52,307
  Repayment of Notes Payable                                           (41,719)
                                                                     ---------

       Net Cash Provided by Financing Activities                        10,588
                                                                     ---------


NET (DECREASE) IN CASH AND CASH EQUIVALENTS                             (8,851)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                            8,851
                                                                     ---------

CASH AND CASH EQUIVALENTS - END OF YEAR                              $      -
                                                                     =========
SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION:

  Cash paid During the Year for:
    Interest                                                         $   1,796
    Income Taxes                                                     $   1,613


The accompanying notes are an integral part of these financial statements.

                       PHYSICIANS MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A
  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           The Company provides management and consulting services to the healthcare industry and as such grants credit to its customers, who are located throughout the southern United States.

  FURNITURE AND EQUIPMENT
           Furniture and equipment are stated at cost and are depreciated over the estimated useful lives of the respective assets. Depreciation is computed on accelerated methods and amounted to $12,025 for the year ended December 31, 1994.

INCOME TAXES
           Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to cash basis accounting for income tax purposes.

  RECEIVABLES - TRADE
           The Company considers amounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. When amounts become uncollectible, they are charged to operations. Use of this method does not result in a material difference from the valuation method required by generally accepted accounting principles.

  CASH AND CASH EQUIVALENTS
      For purposes of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

  NON-DIRECT RESPONSE ADVERTISING
      The Company expenses advertising costs as incurred. Advertising expense charged to operations totaled $3,941 for the year ended December 31, 1994.

  USE OF ESTIMATES
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       PHYSICIANS MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE B
  LEASES
           The Company leases office space under an operating lease expiring January 15, 2000.

           Future minimum lease payments are as follows:

           1995                  $ 24,000
           1996                    54,000
           1997                    54,000
           1998                    54,000
           1999                    54,000
           Subsequent to 1999      54,000
                                 --------

                                 $294,000
                                 ========

           Rent expense for the year ended December 31, 1994 amounted to $36,814.

           The Company leases office equipment under an operating lease expiring December 15, 1999.

           Future minimum lease payments are as follows:

           1995                   $ 7,833
           1996                     7,833
           1997                     7,833
           1998                     7,833
           1999                     7,833
                                  -------

                                  $39,165
                                  =======

NOTE C
  COMMITMENTS
           The Company has contracts to provide management and consulting services to various physicians and health care providers, expiring September 1, 1995.

NOTE D
  PRIOR PERIOD ADJUSTMENT
           Retained earnings at the beginning of 1994 has been adjusted to correct an error in the accrual of officers' salary made in 1993. The error had no effect on net income for 1994.

                       PHYSICIANS MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS

 NOTE E
  INCOME TAXES
           Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the accrual basis of accounting used for financial reporting and the cash basis of accounting used for tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

           There were net deferred tax liabilities of $20,375 as of December 31, 1994. The temporary differences which created deferred tax assets and liabilities are as follows:

      Accounts Receivable                                  $29,083
      Accounts Payable                                      (8,708)
                                                           -------

                                                           $20,375
                                                           =======

   An analysis of corporate income taxes is as follows:

      Current:
        Federal                                            $ 7,506
        State                                                  581
                                                           -------

           Total                                             8,087
                                                           -------

      Deferred Income Taxes:
        Federal                                             16,876
        State                                                3,499
                                                           -------

                                                            20,375
                                                           -------
           Total Provision for
              Corporate Income Tax                         $28,462
                                                           =======

           A reconciliation of income tax at the statutory rate to income tax expense at the Company's effective rate is as follows:

      Computed Tax at the Expected Statutory Rate    $ 6,365
      Non-Deductible Permanent Differences             2,091
      Deferred Taxes                                  20,375
      Other Adjustments                                 (369)
                                                     -------

                                                     $28,462
                                                     =======

                       PHYSICIANS MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS

 NOTE F
      SUBSEQUENT EVENTS
           On December 6, 1995, Physicians Management Group, Inc. ("PMG--I") merged with Uniphy, Inc. Uniphy, Inc. survived the merger and subsequently changed its name to PHYSICIANS MANAGEMENT GROUP, INC. ("PMG--II")



           On December 15, 1995, PMG--II was sold to Doctors Management
Group, Inc., a subsidiary of RoTech Medical Corporation. The Company's shareholder received $1,250,000 for a non-compete agreement, a stock option plan and an employment agreement.


           On January 17, 1996 a former minority shareholder of PMG--I filed suit against Physicians Management Group, Inc. (assumed to be PMG--II) and its majority shareholder to nullify the merger. The suit asks for damages of "at least" $500,000 plus attorneys fees. The defendants have proposed a settlement in the amount of $70,000 plus a future distribution of RoTech stock, which is presently held in escrow, as part of the purchase described in the previous paragraph. If the settlement offer is not accepted and the case goes to trial, the amount of the ultimate loss, if any, may equal the amount of damages sought by the plaintiff.

                       Physicians Management Group, Inc.

Interim Balance Sheet (Unaudited)
- --------------------------------------------------------------------------------

                                              OCTOBER 31, 1995
                                               ----------------
ASSETS
Current Assets:
  Cash
  Accounts receivable:
  Trade, less allowance for contractual
      adjustments and doubtful accounts           $245,800
  Other                                            150,436
                                                  --------
Total Current Assets                               396,236

Other Assets:
  Other assets                                       3,705

Property and Equipment, less accumulated
  depreciation                                      34,103
                                                  --------

Total Assets                                      $434,044
                                                  ========




LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable, accrued expenses and
    other liabilities                             $451,235
  Deferred income taxes                             20,375
                                                  --------
Total Current Liabilities                          471,610

Stockholders' Equity:
  Common Stock                                       1,010
  Retained earnings (deficit)                      (38,576)
                                                  --------
                                                   (37,566)
                                                  --------
Total Liabilities and Stockholders' Equity        $434,044
                                                  ========


See accompanying notes to interim financial statements (unaudited).

                       Physicians Management Group, Inc.

Interim Statement of Income (Unaudited)
- -------------------------------------------------------------------------------

                                          TEN MONTHS ENDED
                                          OCTOBER 31, 1995
                                         --------------------

Operating revenue                         $4,317,896

Cost and expenses:

  Selling, general and administrative      4,244,397
                                          ----------
                                           4,244,397

Income before income taxes                    73,499
                                          ----------
  Income tax expense                          12,897
                                          ----------

Net income                                $   60,602
                                          ==========


See accompanying notes to interim financial statements (unaudited).

                       Physicians Management Group, Inc.

Interim Statement of Stockholders' Equity (Unaudited)
- ----------------------------------------------------------------------------



                                 COMMON STOCK
                               -----------------   RETAINED
                               SHARES    AMOUNT    EARNINGS
                               ------------------------------
Balance at January 1, 1995        111   $1,010   ($ 99,178)

 Net income                                         60,602
                               -----------------------------
Balance at October 31, 1995       111   $1,010  $  (38,576)
                               ============================


See accompanying notes to financial statements (unaudited).

                       Physicians Management Group, Inc.

Interim Statement of Cash Flows (Unaudited)
- -------------------------------------------------------------------------------


                                             TEN MONTHS ENDED
                                             OCTOBER 31, 1995
                                            -------------------

NET CASH USED BY OPERATING ACTIVITIES             $ 33,984

INVESTING ACTIVITIES
Purchases of property and equipment                (33,984)
                                                  --------
 Net cash used in investing activities             (33,984)

 Change in cash                                          -
Cash at beginning of period                              -
                                                  --------
Cash at end of period                             $      -
                                                  ========


See accompanying notes to interim financial statements (unaudited).

                       Physicians Management Group, Inc.

Notes to Interim Financial Statements - October 31, 1995 (Unaudited)
- -------------------------------------------------------------------------------


1.  BASIS OF REPORTING

The interim balance sheet as of October 31, 1995 and the interim statements of income, stockholders' equity and cash flows for the ten months ended October
31, 1995 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring accruals, necessary for the fair statement of the results of the interim periods.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These interim financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements as of and for the year ended December 31, 1994. The results of operations for the interim period are not necessarily indicative of the results which may be expected for an entire year.

2.  SUBSEQUENT EVENT

Effective November 1, 1995, the Company sold substantially all of its assets and granted a covenant not to compete to a Florida-based provider of home health care services.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                               FINANCIAL  REPORT

                               DECEMBER 31, 1995


                                C O N T E N T S


                                                      Page
                                                      ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS      1

FINANCIAL STATEMENTS

 Balance sheet                                          2
 Statement of income                                    3
 Statement of changes in stockholders' equity           4
 Statement of cash flows                                5
 Notes to financial statements                        6-10


              Report of Independent Certified Public Accountants
              --------------------------------------------------


To the Board of Directors and Stockholders
Preferred Medical Equipment Corp.
Murfreesboro, Tennessee

   We have audited the accompanying balance sheet of Preferred Medical Equipment Corp. as of December 31, 1995, and the related statements of income, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Preferred Medical Equipment Corp. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                         /s/ Hazlett, Lewis & Bieter, PLL
                                         --------------------------------------
                                         Hazlett, Lewis & Bieter, PLL

Chattanooga, Tennessee
May 10, 1996

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                                BALANCE  SHEET

                               December 31, 1995

- -------------------------------------------------------------------------------

   ASSETS

CURRENT ASSETS
 Cash                                                             $  20,093
 Accounts receivable, less allowance for doubtful
  accounts of $110,610                                              239,606
 Prepaid expenses                                                     2,692
 Deferred income tax benefit (Note 5)                                41,000
                                                                  ---------

   Total current assets                                             303,391
                                                                  ---------

EQUIPMENT AND VEHICLES, at cost (Notes 2 and 3)                     640,486
 Less accumulated depreciation                                     (245,942)
                                                                  ---------

   Equipment and vehicles, net                                      394,544
                                                                  ---------

                                                                  $ 697,935
                                                                  =========

   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                                 $  87,511
 Current maturities of long-term debt                                24,464
 Current maturities of capital lease obligations                     77,446
 Accrued expenses                                                    44,832
 Income taxes payable                                                95,996
 Affiliated companies (Note 6)                                       81,898
                                                                  ---------

   Total current liabilities                                        412,147
                                                                  ---------

LONG-TERM LIABILITIES
 Long-term debt (Note 2)                                             18,703
 Capital lease obligations (Note 3)                                  50,175
 Deferred income taxes (Note 5)                                       5,000
                                                                  ---------

   Total long-term liabilities                                       73,878
                                                                  ---------

STOCKHOLDERS' EQUITY
 Common stock, no par value, stated value $1 per share;
  1,000 shares authorized and outstanding                             1,000
 Retained earnings                                                  210,910
                                                                  ---------

   Total stockholders' equity                                       211,910
                                                                  ---------
                                                                  $ 697,935
                                                                  =========

The Notes to Financial Statements are an integral part of this statement.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                             STATEMENT  OF  INCOME

                         Year Ended December 31, 1995


REVENUE, net of contractual adjustments and returns              $1,758,601
                                                                 ----------

OPERATING EXPENSES
 Salaries and wages                                                 420,183
 Equipment cost                                                     257,760
 Provision for bad debt expense                                     107,888
 Depreciation                                                       107,335
 Equipment supplies                                                  93,271
 Rent expense - buildings                                            75,791
 Telephone                                                           39,402
 Taxes and licenses                                                  38,584
 Insurance                                                           37,860
 Management fees                                                     32,932
 Office supplies                                                     30,118
 Outside services                                                    26,248
 Uniform cost                                                        24,320
 Repairs and maintenance                                             21,151
 Gasoline                                                            15,409
 Office equipment                                                    12,609
 Contract labor                                                       9,703
 Utilities                                                            9,570
 Marketing                                                            9,354
 Lodging                                                              9,000
 Advertising                                                          8,216
 Equipment rental                                                     7,227
 Shipping                                                             6,483
 Auto allowance                                                       5,400
 Postage                                                              5,190
 Meals and entertainment                                              4,636
 Education and seminars                                               4,323
 Mileage                                                              4,174
 Dues and subscriptions                                               2,652
 Other expenses                                                      12,461
                                                                 ----------

  Total operating expenses                                        1,439,250
                                                                 ----------

  Operating income                                                  319,351
                                                                 ----------

OTHER EXPENSES
 Interest expense                                                    21,958
 Loss on disposal of equipment                                        8,936
                                                                 ----------

  Total other expenses                                               30,894
                                                                 ----------

  Income before income taxes                                        288,457

PROVISION FOR INCOME TAXES (Note 5)                                  95,000
                                                                 ----------

Net income                                                       $  193,457
                                                                 ==========

The Notes to Financial Statements are an integral part of this statement.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

               STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY

                         Year Ended December 31, 1995

- -------------------------------------------------------------------------------


                                                       Common           Retained
                                                        Stock           Earnings          Total
                                                    -------------     -------------     ----------

BALANCE, December 31, 1994, as previously
 reported (unaudited)                                   $1,000           $  25,716       $  26,716

  Adjustment for correction of errors in prior
   years                                                     -              11,033          11,033
                                                        ------           ---------       ---------

BALANCE, December 31, 1994, as restated                  1,000              36,749          37,749

 Cash dividends paid                                         -             (19,296)        (19,296)

 Net income for the year                                     -             193,457         193,457
                                                        ------           ---------       ---------

BALANCE, December 31, 1995                              $1,000           $ 210,910       $ 211,910
                                                        ======           =========       =========

The Notes to Financial Statements are an integral part of this statement.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                          STATEMENT  OF  CASH  FLOWS

                         Year Ended December 31, 1995

- --------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                $ 193,457
 Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                            107,335
    Provision for bad debt expense                            52,760
    Deferred income tax expense                                1,000
    Loss on disposal of equipment                              8,936
    Change in operating assets and liabilities:
     Accounts receivable                                    (123,699)
     Prepaid expenses                                          9,847
     Accounts payable                                         (4,776)
     Accrued expenses                                            552
     Income taxes payable                                     31,342
     Affiliated companies                                     (6,400)
                                                           ---------

      Net cash provided by operating activities              270,354
                                                           ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of equipment                                      (142,424)
                                                           ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Principal payments on long-term debt                        (26,108)
 Principal payments on capital leases                        (73,839)
 Dividends paid to stockholder                               (19,296)
                                                           ---------

      Net cash used in financing activities                 (119,243)
                                                           ---------

Net increase in cash                                           8,687

Cash at beginning of year                                     11,406
                                                           ---------

Cash at end of year                                        $  20,093
                                                           =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
   Cash paid during the year for:
    Interest                                               $  21,958
    Income taxes                                              11,294
                                                           =========

The Notes to Financial Statements are an integral part of this statement.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                       NOTES  TO  FINANCIAL  STATEMENTS

                               December 31, 1995

- -------------------------------------------------------------------------------

Note 1. Summary of Operations and Significant Accounting Policies

         The accounting and reporting policies of the Company conform with generally accepted accounting principles. The policies that materially affect financial position and results of operations are summarized below.

         Company operations:

         The Company is engaged primarily in both the sale and rental of home healthcare equipment to home healthcare patients in three locations:
         Jackson, Johnson City, and Murfreesboro, Tennessee.

         Cash and cash equivalents:

         For purposes of reporting cash flows, cash and cash equivalents include cash on hand and cash in bank.

         Inventories:

         The Company has adopted the policy of expensing equipment and supplies at the time of purchase, except for equipment with a cost over $500 leased to patients, which is capitalized and depreciated as described below.

         Equipment and vehicles:

         Equipment and vehicles are recorded at cost. Depreciation is provided over the estimated useful lives of the respective classes of assets using straight-line and accelerated methods.

         Income taxes:

         Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of equipment and vehicles, different amortization period for the noncompete agreement, and the allowance for doubtful accounts which is not deductible until the accounts are actually written off. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

         Rental income recognition:

         The Company rents equipment under month-to-month leases. Income is recognized monthly for rental equipment based on equipment on lease each month. Rental equipment is depreciated over its economic useful life.

         Use of estimates in the preparation of financial statements:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                       NOTES  TO  FINANCIAL  STATEMENTS

                               December 31, 1995

- --------------------------------------------------------------------------------

Note 2. Long-Term Debt

        The Company's long-term debt consists of the following:

        Installment note; principal of $1,375 and interest at base rate plus 1.50% payable monthly through September 1996;
         collateralized by equipment                                         $ 13,240

        Vehicle installment note; payable $478 monthly including
         interest at 10.25% through October 1998; collateralized
         by vehicle                                                            13,600

        Vehicle installment note; payable $492 monthly including
         interest at 10.99% through November 1998; collateralized
         by vehicle                                                            14,214

        Other miscellaneous note payable                                        2,113
                                                                             --------
                                                                               43,167
        Less current maturities                                               (24,464)
                                                                             --------

                                                                              $18,703
                                                                              =======

        Aggregate maturities of long-term debt for succeeding years are as follows:

                         1996                $24,464
                         1997                 10,127
                         1998                  8,576

Note 3. Lease Commitments

        The Company leases certain durable medical equipment under agreements which are classified as capital leases. Cost and accumulated amortization of such assets totaled $223,754 and $66,712, respectively, as of December 31, 1995.

        As of December 31, 1995, future minimum lease payments under the capital leases are as follows:


         1996                                                      $ 86,507
         1997                                                        51,935
                                                                   --------

         Total future minimum lease payments                        138,442
         Less amount representing interest                          (10,821)
                                                                   --------

         Present value of future minimum lease payments             127,621
         Less current portion                                       (77,446)
                                                                   --------

         Long-term portion                                         $ 50,175
                                                                   ========

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                       NOTES  TO  FINANCIAL  STATEMENTS

                               December 31, 1995

- --------------------------------------------------------------------------------

Note 3. Lease Commitments (continued)

        The Company leases office space at three locations under agreements which are classified as operating leases with terms expiring at various dates through 1997. Rent expense incurred under these leases was $75,791 for the year ended December 31, 1995. The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1995.

                                 1996       $65,556
                                 1997        52,334

        The Company subleases space at one location to an affiliated company. Rent received from the affiliate totaled $13,776.


Note 4. Restatement of Retained Earnings at Beginning of Year

        Prior to January 1, 1995, the Company's financial statements were not audited and were prepared primarily on an income-tax basis of accounting. Retained earnings and related assets and liabilities at the beginning of the year have been restated to reflect the use of generally accepted accounting principles (GAAP). The restatement relates to the following:

         Adjustment to amortize noncompete agreement over
          the term of the agreement                                $(93,333)
         Adjustment to reflect application of payments to parent
          company against the liability rather than dividends        73,500
         Adjustment to record deferred income taxes                  37,000
         Adjustment to record accrual to parent's ESOP plan          (6,134)
                                                                   ________

                                                                   $ 11,033
                                                                   ========

        The net effect of these adjustments of $11,033 is reflected as an adjustment of beginning retained earnings in the accompanying statement of stockholders' equity.

Note 5. Income Taxes

        The Company's results of operations will be included in the consolidated federal income tax return of its parent company (see Note 6). The Company's policy is to provide for income taxes as if it filed on a separate return basis. The provision for income taxes consists of the following:

         Current tax expense:
          Federal                            $78,000
          State                               16,000

         Deferred taxes                        1,000
                                             -------

           Total tax expense                 $95,000
                                             =======

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                       NOTES  TO  FINANCIAL  STATEMENTS

                               December 31, 1995

- --------------------------------------------------------------------------------

Note 5. Income Taxes (continued)

        Deferred income taxes in the accompanying balance sheet include the following components:

        Total deferred tax asset for deductible temporary
          differences:
           Allowance for doubtful accounts                                      $39,000
           Noncompete agreement                                                  30,000
                                                                                -------

            Total                                                               $69,000

         Total deferred tax liability for taxable temporary
          differences - depreciation                                            (33,000)
                                                                                -------

            Net deferred tax asset                                              $36,000
                                                                                =======

      These amounts have been presented in the financial statement as follows:

         Current deferred tax asset                                             $41,000
         Noncurrent deferred tax liability                                       (5,000)
                                                                                _______

                                                                                $36,000
                                                                                =======

Note 6.   Related-Party Transactions

      The Company is affiliated with certain other companies through common ownership and management. Through December 29, 1995, the Company was a wholly-owned subsidiary of Amedico, Inc. On December 29, 1995, Amedico distributed the shares in Preferred Medical Equipment Corp. to its two shareholders. Amedico, Inc. is related by common control to Century Health Services, Inc., which owns and operates numerous home healthcare agencies. Amedico, Inc. also owns a therapy company, data services company, and a health services company. The more significant transactions with related parties are as follows:

         Management fees paid to Amedico, Inc.                                     $ 32,900
         Sale of uniforms to Comprehensive Therapies, Inc.                           28,000
         Health insurance premiums paid to health services company                   20,700
         Workers' compensation insurance paid to Century Health Services, Inc.        7,700
         Payment of intercompany account to Amedico, Inc.                           138,200
         Dividends paid to Amedico, Inc.                                             19,295
         Account payable at December 31, 1995, to Century Health Services, Inc.      81,898

      Under an agreement between the Company and Century Health Services, Inc., Century has agreed to utilize the Company on an exclusive basis to provide durable medical equipment to Century's patients.

                     PREFERRED  MEDICAL  EQUIPMENT  CORP.

                       NOTES  TO  FINANCIAL  STATEMENTS

                               December 31, 1995

- --------------------------------------------------------------------------------

Note 6. Related-Party Transactions (continued)

        The Company's employees are eligible to participate in an Employee Stock Ownership Plan (ESOP) sponsored by Century Health Services, Inc. The Company has an unpaid liability to Century of $25,357 related to plan contributions it agreed to make on behalf of its employees.


Note 7. Fair Value of Financial Instruments

        Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature; involve uncertainties and matters of judgment; and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

        Fair value estimates are based on existing financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

        Cash, accounts receivable, accounts payable, and accrued expenses:

        For cash, accounts receivable, accounts payable, and accrued expenses, the carrying amount is a reasonable estimate of fair value.

        Long-term debt and capital lease obligations:

        Based on current borrowing rates, the fair value of the long-term debt and capital lease obligations approximates their carrying amount.

Note 8. Event Subsequent to December 31, 1995

        Effective January 1, 1996, Rotech Medical Corporation through its subsidiary, Home Medical Systems, Inc., acquired substantially all of the assets of Preferred Medical Equipment Corp. Rotech operates home healthcare agencies providing infusion therapy, medical equipment, respiratory and oxygen care in various states.

                              G & G MEDICAL, INC.

                              FINANCIAL STATEMENTS
                                      AND
                         REPORT OF INDEPENDENT AUDITORS

                                 March 31, 1995

                                   CONTENTS

                                             Page
                                             ----

REPORT OF INDEPENDENT AUDITORS                  1

BALANCE SHEET                                   2

STATEMENT OF INCOME AND RETAINED EARNINGS       3

STATEMENT OF CASH FLOWS                         4

NOTES TO FINANCIAL STATEMENTS                   5

Shareholders
G & G Medical, Inc.


REPORT OF INDEPENDENT AUDITORS

We have audited the accompanying balance sheet of G & G Medical, Inc. (the Company) as of March 31, 1995, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of G & G Medical, Inc. as of March 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



DALBY, WENDLAND & CO., P.C.
Grand Junction, Colorado

May 24, 1996

                               G & G MEDICAL, INC.

                                 BALANCE SHEET

                                 March 31, 1995

- --------------------------------------------------------------------

                         ASSETS

CURRENT ASSETS
  Cash                                                        $    8,491
  Accounts receivable:
    Trade, less allowance for doubtful accounts of $10,000       522,059
    Stockholders                                                  56,643
    Other                                                         12,597
  Income taxes receivable                                          4,280
                                                              ----------

                                     Total Current Assets        604,070
PROPERTY AND EQUIPMENT, net                                      653,995
GOODWILL AND DEPOSITS                                              3,000
                                                              ----------

                                             TOTAL ASSETS     $1,261,065
                                                              ==========

               LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                            $   65,232
  Checks in excess of bank balance                                53,848
  Accrued expenses and other liabilities                          16,084
  Notes payable:
    Line of credit                                                35,627
    Current portion of long-term debt                             18,644
  Capital lease obligations - current                             49,618
  Deferred income taxes - current                                157,274
  Income taxes payable                                             3,539
                                                              ----------

                                Total Current Liabilities        399,866
NOTES PAYABLE - LONG-TERM                                        133,178
CAPITAL LEASE OBLIGATIONS - LONG-TERM                             57,743
DEFERRED INCOME TAXES - LONG-TERM                                 20,681
                                                              ----------

                                        Total Liabilities        611,468
                                                              ----------

SHAREHOLDERS' EQUITY
  Common stock $1 par value, 100,000 shares authorized,
    8,000 shares issued and outstanding                            8,000
  Retained earnings                                              641,597
                                                              ----------

                              Total Shareholders' Equity         649,597
                                                              ----------

              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $1,261,065
                                                              ==========




                            See accompanying notes.

                              G & G MEDICAL, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                       For the year ended March 31, 1995
- ----------------------------------------------------------------------------


OPERATING REVENUE                                     $2,289,852
                                                      ----------
OPERATING EXPENSES
  Cost of revenue                                      1,148,158
  General and administrative                             900,333
                                                      ----------

                        Total Operating Expenses       2,048,491
                                                      ----------

                                Operating Income         241,361
                                                      ----------
OTHER INCOME AND (EXPENSES)
  Other income                                             6,665
  Loss on sale of assets                                 (20,121)
  Interest expense                                       (20,440)
                                                      ----------

                     Income Before Income Taxes          207,465
                                                      ----------

INCOME TAX EXPENSE                                        60,640
                                                      ----------

                                     NET INCOME          146,825


RETAINED EARNINGS - beginning                            494,772
                                                      ----------

RETAINED EARNINGS - ending                            $  641,597
                                                      ==========




                            See accompanying notes.

                              G & G MEDICAL, INC.

                            STATEMENT OF CASH FLOWS

                       For the year ended March 31, 1995
- ----------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                     $ 146,825
  Adjustments to reconcile net income to net cash provided
   by operating activities:
    Depreciation                                                    66,754
    Loss on asset disposition                                       20,121
    (Increase) decrease in operating assets:
      Accounts receivable                                         (210,965)
      Deposits                                                      (2,000)
    Increase (decrease) in operating liabilities:
      Checks in excess of bank balance                              53,848
      Income tax payable                                           (50,345)
      Accounts payable                                              19,601
      Accrued expenses                                               8,941
      Deferred income taxes                                         37,755
                                                                 ---------

                       Net Cash Provided by Operating Activities    90,535
                                                                 ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures for fixed assets                           (324,183)
                                                                 ---------

                           Net Cash Used by Investing Activities  (324,183)
                                                                 ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                      308,572
  Payments on notes payable                                       (142,763)
                                                                 ---------

                       Net Cash Provided by Financing Activities   165,809
                                                                 ---------

                                                Decrease in Cash   (67,839)
Cash at beginning of period                                         76,330
                                                                 ---------

CASH AT END OF PERIOD                                            $   8,491
                                                                 =========




                            See accompanying notes.

                              G & G MEDICAL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1995
- ------------------------------------------------------------------------------


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

G & G Medical, Inc. (the Company) is a regular "C" corporation formed under the laws of the state of Colorado on June 1,1986. The primary business of the Company is the rental of medical equipment to home care patients.

A summary of significant accounting policies follows:

USE OF ESTIMATES

Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and notes to financial statements. Actual results could differ from those estimates.

ACCOUNTING METHOD

The Company maintains its records and files its tax returns on the cash basis of accounting. These financial statements are prepared on the accrual basis whereby revenue is recognized when billed and expenses are recognized when they are incurred.

PROPERTY, PLANT AND EQUIPMENT

Equipment owned by the Company is recorded at cost less accumulated depreciation. Depreciation is computed under the ACRS and MACRS methods of accounting for tax purposes and the straight-line method for financial statements. Useful lives range between five and forty years.

INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under provisions of SFAS No. 109, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates which will be in effect when these differences are expected to reverse.

LEASES

The Company leases equipment from various vendors for rental to its customers. Equipment to be returned to the vendor at the termination is charged directly to expense. Equipment to be retained is recorded as a capitalized lease with the asset recorded at cost and the corresponding liability reflected as a note payable (see Note 5).

SCHEDULE OF NONCASH INVESTING AND FINANCIAL ACTIVITIES
In the fiscal year ended March 31, 1995, the Company purchased service assets. In conjunction with the acquisitions, liabilities were assumed as follows:

                                                                           Liabilities
                                                    Fair Value  Cash Paid    Assumed
                                                    ----------  ---------  -----------
Year ended March 31, 1995
  Medical equipment                                   $136,855  $     -       $136,855
  Other additions                                      187,328    152,488       34,840
                                                      --------  ---------  -----------

                                                      $324,183   $152,488     $171,695
                                                      ========  =========  ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:

  Interest                                                                    $ 20,440
                                                                           ===========
  Income taxes                                                                $ 73,920
                                                                           ===========


NOTE 2 -  INCOME TAXES AND DEFERRED INCOME TAX

The components of the income tax provisions are as follows:

  Federal:
    Current                                                          $ 18,659
    Deferred                                                           24,727
  State:
    Current                                                             4,226
    Deferred                                                           13,028
                                                                     --------

                                                         Total       $ 60,640
                                                                     ========

The components of the net deferred tax liability are as follows:

  Deferred tax liabilities                                           $199,932
  Deferred tax assets                                                 (21,977)
  Valuation reserve                                                         -
                                                                     --------

                                                         Total       $177,955
                                                                     ========

The types of temporary differences between the tax bases of assets and liabilities and their financial statement amounts that give rise to the net deferred tax liability relate primarily to accelerated depreciation for tax purposes and straight-line depreciation for book purposes, and the use of cash basis of accounting for tax purposes and accrual basis of accounting for book purposes.

NOTE 3 -  PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment are valued at cost and consist of the following:

  Equipment                                                         $ 282,090
  Furniture and fixtures                                               80,883
  Vehicles                                                            143,474
  Cylinders                                                             3,157
  Real estate and improvements                                        263,159
                                                                    ---------

                                                                      772,763
  Less accumulated depreciation                                      (118,768)
                                                                    ---------

                                Net Property, Plant and Equipment   $ 653,995
                                                                    =========

Depreciation expense for the year ended March 31, 1995, was $66,754.


NOTE 4 -  NOTES PAYABLE

Notes payable consist of the following at March 31, 1995:

Revolving line of credit due August 30, 1995. Interest rate is 2.00% over bank's prime, 11.00%. Monthly payments of interest only. Secured by
 accounts receivable, inventory and equipment.                               $ 35,627


Term loan, matures August 14, 1995. Interest rate at 12.95%. Monthly
 payments of $195 including interest. Secured by equipment.                     1,127

Term loan, matures August 30, 1996. Interest rate at 6.75%. Monthly
 payments of $309, including interest. Secured by equipment.                    4,985

Term loan, matures August 30, 1998. Interest rate at 7.00%. Monthly
 payments of $412, including interest. Secured by equipment.                   14,969

Term loan, matures January 25, 1999. Interest rate at 8.95%. Monthly
 payments of $414, including interest. Secured by equipment.                   17,210

Term loan, matures September 15, 1999. Interest rate at 8.50%. Monthly
 payments of $306, including interest. Secured by equipment.                   13,877

Term loan, matures September 10, 1995. Interest rate at 11.50%. Monthly
 payments of $365, including interest. Secured by equipment.                      793

Term loan, matures August 30, 2001. Interest rate at 9.25%. Monthly
 payments of $997, including interest. Secured by first deed of trust.         98,861
                                                                             --------
                                                                              187,449
Less current portion                                                          (54,271)
                                                                             --------
                                                 Total Long-Term Debt        $133,178
                                                                             ========

The Company had unadvanced revolving lines of credit at March 31, 1995, of $24,373.

Scheduled note principal payments for the years ending March 31 are as follows:

                  1996                                          $ 54,271
                  1997                                            15,782
                  1998                                            15,503
                  1999                                            13,903
                  2000                                             6,849
                  Thereafter                                      81,141
                                                                --------
                                                                $187,449
                                                                ========

NOTE 5 -  LEASES

The Company leases certain equipment under capital and operating leases. Leases that do not meet the criteria for capitalization are classified as operating leases with related rentals charged to operations as incurred. The future minimum rental payments required under these leases having an initial or remaining noncancelable lease term in excess of one year at March 31, 1995, are as follows:

Year Ending                                                     Capital   Operating
March 31,                                                       Leases     Leases
- -----------                                                    ---------  ---------
 1996                                                          $ 60,683    $ 26,400
 1997                                                            38,444      26,400
 1998                                                            16,005      26,400
 1999                                                            12,004      26,400
 2000                                                                 -      26,400
                                                               --------    --------
                                                  Total        127,136    $132,000
                                                                           ========
Less amount representing interest                               (19,775)
                                                               --------
Capital lease obligations, collateralized by equipment with
 an amortized cost of $130,325 at March 31, 1995                107,361

Less current portion of capital lease obligations               (49,618)
                                                               --------

Capital lease obligations, excluding current portion           $ 57,743
                                                               ========

Rent expense for the operating lease was $26,400 for the year ended March 31, 1995. The operating lease expires on July 1, 1996, and is renewable for an additional five-year term.


NOTE 6 -  RELATED PARTY TRANSACTIONS

The Company has a note receivable from its president and shareholder for $56,643 at March 31, 1995. Interest is accrued on the note at the rate of 10% annually and has no stated term. Interest earned on the note for 1995 was $3,691.

NOTE 7 -  DEFINED CONTRIBUTION PLAN

The Company has a profit-sharing 401(k) plan (the Plan) covering employees who have been employed by the Company for one year or more. Employees may contribute any amounts up to the maximum allowable limit established by the federal tax code. At its discretion, the Company can contribute a percentage of the participant's deferred contribution. For the year ended March 31, 1995, the Company contributed $8,430 to the Plan.


NOTE 8 -  COMMITMENTS AND CONTINGENCIES

The Company is subject to legal proceedings and claims arising in connection with its business. It is the opinion of management that these claims will not have a material adverse effect on the operations of the Company.


NOTE 9 -  BUSINESS AND CREDIT CONCENTRATIONS

The Company derives its customer base primarily from patients in western Colorado who are insured by Medicare and Rocky Mountain Health Maintenance Organization.


NOTE 10 - SUBSEQUENT EVENTS

On January 4, 1996, all of the outstanding shares of stock of the Company were purchased by RoTech Medical Corporation.

                              G & G Medical, Inc.

Interim Balance Sheet (Unaudited)
- ----------------------------------------------------------------


                                                   DECEMBER  31, 1995
                                                   ------------------
ASSETS
Current Assets:
  Cash                                                $   15,053
  Accounts receivable:
    Trade, less allowance for contractual
      adjustments and doubtful accounts                  399,670
  Other                                                   59,608
  Prepaid expenses and other                              13,610
                                                      ----------
Total Current Assets                                     487,941

Other Assets:
  Other assets                                             1,950

Property and Equipment, less accumulated
  depreciation                                           594,420
                                                      ----------

Total Assets                                          $1,084,311
                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable, accrued expenses and
    other liabilities                                 $  196,113
  Deferred income taxes                                  155,129
  Income taxes payable                                    10,600
                                                      ----------
Total Current Liabilities                                361,842

Other liabilities:
   Long-term debt                                        201,046
   Deferred income taxes                                  31,366
Stockholders' Equity:
  Common stock                                             8,000
  Retained earnings                                      482,057
                                                      ----------

Total Liabilities and Stockholders' Equity            $1,084,311
                                                      ==========


See accompanying notes to interim financial statements (unaudited).

                              G & G Medical, Inc.

Interim Statement of Operations (Unaudited)
- --------------------------------------------------------------------------------

                                              NINE MONTHS ENDED
                                              DECEMBER 31, 1995
                                              -----------------

Operating revenue                                $1,910,952

Cost and expenses:

  Cost of revenue                                 1,011,266
  Selling, general and administrative               801,139
  Depreciation                                       11,531
  Interest                                           30,694
                                                 ----------
                                                  1,854,630

Income before income taxes                           56,322
                                                 ----------

  Income tax expense                                 94,141
                                                 ----------
Net loss                                           ($37,819)
                                                 ==========

See accompanying notes to interim financial statements (unaudited).

                              G & G Medical, Inc.

Interim Statement of Stockholders' Equity (Unaudited)
- --------------------------------------------------------------------------------


                                COMMON  STOCK
                                --------------    RETAINED
                                SHARES  AMOUNT    EARNINGS
                                --------------------------
Balance at April 1, 1995         8,000   $8,000  $ 641,597

  Dividends                                       (121,721)
  Net loss                                         (37,819)
                                --------------------------

Balance at December 31, 1995     8,000   $8,000  $ 482,057
                                ==========================

See accompanying notes to interim financial statements (unaudited).

                              G & G Medical, Inc.

Interim Statement of Cash Flows (Unaudited)
- ---------------------------------------------------------------------------



                                                NINE MONTHS ENDED
                                                DECEMBER  31, 1995
NET CASH PROVIDED BY OPERATING ACTIVITIES             $ 174,003

INVESTING ACTIVITIES
Disposal of property and equipment
 Net cash used in investing activities                   48,044
                                                      ---------
                                                         48,044

FINANCING ACTIVITIES
Payment of notes payable                                (93,764)
Dividends Paid                                         (121,721)
                                                      ---------
 Net cash used in financing activities                 (215,485)
                                                      ---------
                                Increase in cash          6,562

Cash at beginning of period                               8,491
                                                      ---------
Cash at end of period                                 $  15,053



See accompanying notes to interim financial staements (unaudited).

                              G & G Medical, Inc.

Notes to Interim Financial Statements - December  31, 1995 (Unaudited)
- -----------------------------------------------------------------------------

1.  BASIS OF REPORTING

The interim balance sheet as of December 31, 1995 and the interim statements of income, stockholders' equity and cash flows for the nine months ended December 31, 1995 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring accruals, necessary for the fair statement of the results of the interim periods.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These interim financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements as of and for the year ended March 31, 1995. The results of operations for the interim period are not necessarily indicative of the results which may be expected for an entire year.

2.  SUBSEQUENT EVENT

Effective January 4, 1996, the Company sold substantially all of the outstanding shares of stock to RoTech Medical Corporation.

                                  RHEMA, INC.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

           [LETTERHEAD OF HARTMAN, WALTON & LEITO, LLP APPEARS HERE]


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


TO THE BOARD OF DIRECTORS
RHEMA, INC.
IRVING, TEXAS

WE HAVE AUDITED THE ACCOMPANYING BALANCE SHEET OF RHEMA, INC. (THE "COMPANY") AS OF DECEMBER 31, 1995, AND THE RELATED STATEMENTS OF INCOME, STOCKHOLDERS' EQUITY, AND CASH FLOWS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

WE CONDUCTED OUR AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF RHEMA, INC. AT DECEMBER 31, 1995, AND THE RESULTS OF ITS OPERATIONS, CASH FLOWS AND CHANGES IN STOCKHOLDERS' EQUITY FOR THE YEAR THEN ENDED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


/s/ Hartman, Walton & Leito, LLP
- -------------------------------
FEBRUARY 20, 1996



                                      (1)

                                  RHEMA, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995


                                     ASSETS
                                     ------

CURRENT ASSETS:
 CASH                                                                       $   60,710
 ACCOUNTS RECEIVABLE - NET OF ALLOWANCE FOR DOUBTFUL
  ACCOUNTS OF $181,882                                                       1,232,222
 INVENTORY                                                                     332,370
 PREPAID EXPENSES                                                               17,578
 DEFERRED TAXES (NOTE 5)                                                        92,014
                                                                            ----------
        TOTAL CURRENT ASSETS                                                 1,734,894

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION (NOTES 2 AND 8)        2,672,417
                                                                            ----------

        TOTAL ASSETS                                                        $4,407,311
                                                                            ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
 ACCOUNTS PAYABLE                                                           $  804,754
 ACCRUED EXPENSES AND OTHER LIABILITIES (NOTE 3)                               227,768
 NOTES PAYABLE (NOTE 4)                                                      2,037,113
 INCOME TAXES PAYABLE (NOTE 5)                                                 154,645
                                                                            ----------
        TOTAL CURRENT LIABILITIES                                            3,224,280
                                                                            ----------

STOCKHOLDERS' EQUITY:
 COMMON STOCK, PAR VALUE $10 PER SHARE,
  100 SHARES ISSUED AND OUTSTANDING, 100,000
   SHARES AUTHORIZED                                                             1,000
 TREASURY STOCK, 25 SHARES AT COST                                              (5,000)
 RETAINED EARNINGS                                                           1,187,031
                                                                            ----------
                                                                             1,183,031
                                                                            ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $4,407,311
                                                                            ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      (2)

                                  RHEMA, INC.
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995


OPERATING REVENUE                                                            $6,844,617
                                                                             ----------

COST AND EXPENSES:
 COST OF REVENUE                                                              3,077,761
 SELLING, GENERAL AND ADMINISTRATIVE                                          3,030,903
 INTEREST                                                                       178,026
                                                                             ----------
                                                                              6,286,690
                                                                             ----------

    INCOME BEFORE INCOME TAXES                                                  557,927

INCOME TAX EXPENSE (NOTE 5)                                                     203,430
                                                                             ----------

    NET INCOME                                                               $  354,497
                                                                             ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      (3)

                                RHEMA, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                    COMMON STOCK
                                                   --------------  TREASURY    RETAINED
                                                   SHARES  AMOUNT    STOCK     EARNINGS
                                                   --------------  ---------  ----------

BALANCE AT JANUARY 1, 1995                          1,000  $1,000   $(5,000)  $  832,534

NET INCOME                                              -       -         -      354,497
                                                   ------  ------  --------   ----------

BALANCE AT DECEMBER 31,1995                         1,000  $1,000   $(5,000)  $1,187,031
                                                   ======  ======  ========   ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      (4)

                                  RHEMA, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
  NET INCOME                                                $   354,497
  ADJUSTMENTS TO RECONCILE NET INCOME TO NET
    CASH PROVIDED BY OPERATIONS:
    DEPRECIATION                                                479,820
      LOSS ON DISPOSITION OF ASSETS                               1,777
      PROVISION FOR DEFERRED INCOME TAXES                       (92,013)
      CHANGES IN OPERATING ASSETS AND LIABILITIES:
      INCREASE IN ACCOUNTS RECEIVABLE                          (503,186)
      INCREASE IN INVENTORIES                                  (194,833)
      DECREASE IN PREPAID EXPENSES                               85,954
      INCREASE IN ACCOUNTS PAYABLE                              475,314
      INCREASE IN ACCRUED EXPENSES AND OTHER LIABILITIES        153,227
      DECREASE IN INCOME TAXES PAYABLE                          (22,347)
                                                            -----------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                 738,210
                                                            -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  PURCHASES OF PROPERTY AND EQUIPMENT                        (1,703,889)
  PROCEEDS FROM SALE OF EQUIPMENT                               105,552
                                                            -----------

  NET CASH USED IN INVESTING ACTIVITIES                      (1,598,337)
                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  PROCEEDS FROM NOTES PAYABLE                                 2,326,439
  PAYMENTS ON NOTES PAYABLE                                  (1,407,691)
                                                            -----------

  NET CASH PROVIDED BY FINANCING ACTIVITIES                     918,748
                                                            -----------

NET INCREASE IN CASH                                             58,621
                                                            -----------

CASH AT BEGINNING AT PERIOD                                       2,089
                                                            -----------

CASH AT END OF PERIOD                                       $    60,710
                                                            ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  CASH PAID DURING THE YEAR FOR:
    INTEREST                                                $   162,140
    INCOME TAXES                                            $   205,285




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      (5)

                                 RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


1.   NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     -----------------------------------------------------------------

     (A) NATURE OF BUSINESS - RHEMA, INC. (THE "COMPANY") WAS INCORPORATED
         ------------------
         ON DECEMBER 28, 1982. THE COMPANY OPERATES UNDER THE ASSUMED NAME OF RHEMA MEDICAL EQUIPMENT AND SUPPLIES. THE COMPANY MARKETS AND PROVIDES HOME HEALTH CARE PRODUCTS AND SERVICES AND RENTS HOME HEALTH CARE EQUIPMENT TO PATIENTS, PRIMARILY IN THE NORTH TEXAS AREA. THESE PRODUCTS AND SERVICES, WHICH ARE TYPICALLY PRESCRIBED BY A PHYSICIAN, INCLUDE HOME HEALTH CARE PRODUCTS (SUCH AS RESPIRATORY THERAPY EQUIPMENT AND CONVALESCENT MEDICAL EQUIPMENT) AND HOME INFUSION THERAPY PRODUCTS AND RELATED SERVICES.

     (B) FINANCIAL INSTRUMENTS  - THE COMPANY BELIEVES THE BOOK VALUE OF
         ---------------------
         THEIR FINANCIAL INSTRUMENTS, CASH EQUIVALENTS, ACCOUNTS RECEIVABLE, NOTES PAYABLE, ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES AND INCOME TAXES PAYABLE APPROXIMATES THEIR FAIR VALUE DUE TO THEIR SHORT-TERM NATURE (SEE NOTE 8).

     (C) REVENUE RECOGNITION - REVENUES ARE REPORTED ON THE ACCRUAL BASIS
         -------------------
         IN THE PERIOD IN WHICH SERVICES ARE PROVIDED. OPERATING REVENUE REPRESENTS THE ESTIMATED NET REALIZABLE AMOUNTS FROM PATIENTS, THIRD-PARTY PAYORS, AND OTHERS FOR SERVICES RENDERED.

         RENTAL INCOME UNDER SHORT-TERM LEASING ARRANGEMENTS IS RECOGNIZED ON A STRAIGHT-LINE BASIS OVER THE TERM OF THE LEASE.

     (D) USE OF ESTIMATES - THE PROCESS OF PREPARING FINANCIAL STATEMENTS
         ----------------
         IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES THE USE OF ESTIMATES AND ASSUMPTIONS REGARDING CERTAIN TYPES OF ASSETS, LIABILITIES, REVENUES, AND EXPENSES. SUCH ESTIMATES PRIMARILY RELATE TO UNSETTLED TRANSACTIONS AND EVENTS AS OF THE DATE OF THE FINANCIAL STATEMENTS. ACCORDINGLY, UPON SETTLEMENT, ACTUAL RESULTS MAY DIFFER FROM ESTIMATED AMOUNTS.

     (E) INVENTORIES - INVENTORIES CONSIST PRINCIPALLY OF DURABLE MEDICAL
         -----------
         EQUIPMENT, MEDICAL SUPPLIES AND PHARMACEUTICAL PRODUCTS AND ARE STATED AT THE LOWER OF COST (FIRST-IN, FIRST-OUT METHOD) OR MARKET.

     (F) PROPERTY AND EQUIPMENT - PROPERTY AND EQUIPMENT IS STATED AT COST.
         ----------------------
         DEPRECIATION IS PROVIDED USING ACCELERATED DEPRECIATION METHODS OVER THE ESTIMATED USEFUL LIVES OF THE ASSETS AS FOLLOWS:

                  BUILDING                 31 TO 39 YEARS
                  RENTAL EQUIPMENT         3 TO 5 YEARS
                  FURNITURE AND EQUIPMENT  7 YEARS
                  VEHICLES                 5 YEARS



                                         (6)                    (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   -----------------------------------------------------------------
   (CONTINUED)
   -----------

   (G)  INCOME TAXES   - DEFERRED INCOME TAXES ARE PROVIDED FOR ALL ITEMS
        ------------
        INCLUDED IN THE DETERMINATION OF EARNINGS IN DIFFERENT PERIODS FOR TAX AND FINANCIAL REPORTING PURPOSES.

   (H) STATEMENT OF CASH FLOWS - THE COMPANY CONSIDERS CASH IN BANK TO BE CASH
       -----------------------
       EQUIVALENTS.


2. PROPERTY AND EQUIPMENT
   ----------------------

   PROPERTY AND EQUIPMENT CONSISTS OF THE FOLLOWING:

      LAND                        $  442,487
      BUILDING                       832,898
      RENTAL EQUIPMENT             2,012,424
      FURNITURE AND EQUIPMENT        293,078
      VEHICLES                       208,646
                                  ----------
                                   3,789,533
      ACCUMULATED DEPRECIATION     1,117,116
                                  ----------
                                  $2,672,417
                                  ==========

   THE RENTAL EQUIPMENT OF $2,012,424 HAS BEEN DEPRECIATED OVER ITS USEFUL LIFE. THE PORTION OF ACCUMULATED DEPRECIATION RELATED TO THE RENTAL EQUIPMENT IS $806,694 AT DECEMBER 31, 1995 (SEE NOTE 8).


3. ACCRUED LIABILITIES
   -------------------

   ACCRUED LIABILITIES CONSISTS OF THE FOLLOWING:

      ACCRUED WAGES PAYABLE         $ 95,909
      ACCRUED VACATION PAYABLE        57,118
      ACCRUED INTEREST PAYABLE        15,886
      ACCRUED PAYROLL TAXES            2,165
      ACCRUED PROPERTY TAXES          38,954
      ACCRUED INSURANCE PAYABLE        7,051
      ACCRUED OTHER LIABILITIES       10,685
                                    --------
                                    $227,768
                                    ========





                         (7)                   (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


4. NOTES PAYABLE
   -------------

   AS A RESULT OF THE MERGER WITH ROTECH MEDICAL CORPORATION ("ROTECH") (SEE
   NOTE 8) THE NOTES PAYABLE WERE ALL PAID SUBSEQUENT TO DECEMBER 31, 1995. ACCORDINGLY, ALL OF THE OUTSTANDING NOTES PAYABLE ARE REFLECTED AS CURRENT LIABILITIES IN THE ACCOMPANYING FINANCIAL STATEMENTS. THE NOTES PAYABLE AT DECEMBER 31, 1995 WERE AS FOLLOWS:

   SMALL BUSINESS ADMINISTRATION PROMISSORY NOTE PAYABLE TO A BANK
   WITH AN ORIGINAL PRINCIPAL AMOUNT OF $1,310,000, WITH AN ORIGINAL
   INTEREST RATE OF 10%, ADJUSTED QUARTERLY TO A RATE OF 1.5% OVER
   THE MINIMUM U.S. MONEY CENTER COMMERCIAL BANKS AS PUBLISHED IN
   THE MONEY RATE SECTION OF THE WALL STREET JOURNAL.  THE NOTE IS
   PAYABLE IN MONTHLY INSTALLMENTS OF $14,078, INCLUDING PRINCIPAL
   AND INTEREST SECURED BY A SECURITY AGREEMENT COVERING INVENTORY,
   EQUIPMENT, ACCOUNTS RECEIVABLE AND GENERAL INTANGIBLES, AND A
   LIFE INSURANCE POLICY IN THE AMOUNT OF $700,000 INSURING THE LIFE
   OF THE PRESIDENT OF THE COMPANY; AND FURTHER SECURED BY A DEED
   OF TRUST FROM RHEMA, INC. TO DON R. MCBRIDE, TRUSTEE, DATED
   JANUARY 4, 1995; AND FURTHER SECURED BY THE STOCKHOLDER OF THE
   COMPANY.                                                          $1,283,678

   NOTE PAYBLE TO A BANK WITH AN ORIGINAL PRINCIPAL BALANCE OF
   $27,543, INTEREST AT A FLUCTUATING RATE EQUAL TO THE BASE RATE
   OF INTEREST CHARGED BY THE BANK, PLUS 1.5%.  THE NOTE IS
   PAYABLE IN MONTHLY INSTALLMENTS OF $1,148 AND ONE FINAL
   PAYMENT EQUAL TO THE PRINCIPAL BALANCE AND ACCRUED INTEREST ON
   NOVEMBER 15, 1996.  THE NOTE PAYABLE IS SECURED BY A VEHICLE,
   AND FURTHER SECURED BY GUARANTEES OF STOCKHOLDER OF THE COMPANY.      12,624

   TWO PROMISSORY NOTES TO FORD MOTOR CREDIT CORPORATION DATED
   SEPTEMBER 15, 1994 WITH ORIGINAL PRINCIPAL BALANCES OF $10,922
   AND $10,672, PAYABLE IN 24 EQUAL MONTHLY INSTALLMENTS OF $469
   AND $459, INTEREST AT A RATE OF 2.9% PER ANNUM, SECURED BY THE
   VEHICLES.                                                              8,314

   COMMERCIAL PURCHASE AGREEMENT WITH INVACARE CORPORATION AND
   ITS SUBSIDIARIES, WITH AN ORIGINAL AMOUNT OF $242,955, DATED
   FEBRUARY 3, 1995, WITH INTEREST AT 6%,  PAYABLE IN SIX EQUAL
   MONTHLY INSTALLMENTS OF $41,204.  THE PAYMENTS ON THIS NOTE
   BEGAN IN AUGUST 1995.                                                 40,999

   COMMERCIAL PURCHASE AGREEMENT, IN THE ORIGINAL AMOUNT
   FINANCED OF $79,621, DATED SEPTEMBER 29, 1995, WITH INTEREST
   AT 8%, PAYABLE IN 9 EQUAL MONTHLY INSTALLMENTS OF $9,328.
   THE PAYMENTS ON THIS NOTE BEGAN IN JANUARY 1996.                      79,621


                          (8)                                        (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


4. NOTES PAYABLE (CONTINUED)
   -------------------------

   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $250,000, DATED SEPTEMBER 7, 1995, WITH INTEREST AT
   10.25%, PRINCIPAL AND ACCRUED INTEREST DUE FEBRUARY 15, 1996,
   SECURED BY COMMERCIAL SECURITY AGREEMENT COVERING ALL ACCOUNTS
   RECEIVABLE, CHATTEL PAPER, GENERAL INTANGIBLES AND INVENTORY
   AND OTHER ITEMS SPECIFIED THEREIN AND FURTHER SECURED BY A
   GUARANTY OF THE PRESIDENT OF THE COMPANY.  THIS AGREEMENT
   CONTAINS CERTAIN RESTRICTIVE COVENENTS FOR TANGIBLE NET WORTH
   AND CASH FLOWS.                                                $  250,000

   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $29,300, DATED JULY 13, 1995, WITH INTEREST AT
   10.25%, PAYABLE IN REGULAR INSTALLMENTS OF $1,356 EACH,
   SECURED BY A VEHICLE.                                              23,535

   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $13,041, DATED OCTOBER 11, 1995, WITH INTEREST AT
   8.25%, PAYABLE IN 23 PRINCIPAL PAYMENTS OF $543 AND ONE FINAL
   PAYMENT OF $547, SECURED BY A VEHICLE.                             11,954

   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $13,041, DATED OCTOBER 11, 1995, WITH INTEREST AT
   8.25%, PAYABLE IN 23 PRINCIPAL INSTALLMENTS OF $543 EACH AND
   ONE FINAL PAYMENT OF $547, SECURED BY A VEHICLE.                   11,954


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $34,560, DATED APRIL 14, 1995, WITH INTEREST
   AT 10.5%, PAYABLE IN MONTHLY INSTALLMENTS OF $2,880, PLUS
   ACCRUED INTEREST, WITH A FINAL PAYMENT OF PRINCIPAL AND ACCRUED
   INTEREST ON APRIL 20, 1996, SECURED BY CERTAIN EQUIPMENT.          11,520


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $38,900, DATED JUNE 16, 1995, WITH INTEREST
   AT 10.5%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF $3,241 AND ONE
   FINAL PAYMENT OF PRINCIPAL AND INTEREST OF $3,271, SECURED
   BY INVENTORY AND EQUIPMENT.                                        19,450


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $22,432, DATED AUGUST 25, 1995, WITH INTEREST
   AT 10.25%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF $1,869 AND ONE
   FINAL PAYMENT OF PRINCIPAL AND INTEREST OF $1,886, SECURED
   BY INVENTORY AND EQUIPMENT.                                        14,955



                                (9)                                 (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


4. NOTES PAYABLE (CONTINUED)
   -------------------------

   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $29,160, DATED SEPTEMBER 26, 1995, WITH
   INTEREST AT 10.25%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF
   $2,430 AND ONE FINAL PAYMENT OF PRINCIPAL AND INTEREST OF
   $2,451, SECURED BY EQUIPMENT.                                  $  21,870


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $30,095, DATED AUGUST 11, 1995, WITH INTEREST
   AT 10.25%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF $2,508 AND ONE
   FINAL PAYMENT OF PRINCIPAL AND INTEREST OF $2,530, SECURED BY
   INVENTORY AND CERTAIN EQUIPMENT.                                  20,064


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $27,304, DATED OCTOBER 7, 1995, WITH INTEREST
   AT 10.25%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF $2,275 AND
   ONE FINAL PAYMENT OF PRINCIPAL AND INTEREST OF $2,295,
   SECURED BY CERTAIN EQUIPMENT.                                     22,754


   PROMISSORY NOTE PAYABLE TO A BANK WITH AN ORIGINAL PRINCIPAL
   AMOUNT OF $5,300, DATED JULY 13, 1995, WITH INTEREST AT
   10.25%, PAYABLE IN 11 PRINCIPAL PAYMENTS OF $442 AND ONE
   FINAL PAYMENT OF PRINCIPAL AND INTEREST OF $445, SECURED
   BY CERTAIN EQUIPMENT.                                              3,092


   PROMISSORY NOTE TO ROTECH MEDICAL CORPORATION DATED DECEMBER
   13, 1995, SECURED BY STOCK PLEDGE AND SECURITY AGREEMENT.
   THE NOTE IS DUE AND PAYABLE IN FULL ON THE FIRST TO OCCUR OF
   THE FOLLOWING; SALE OF ALL ASSETS OF THE COMPANY TO ROTECH ON
   MARCH 31, 1996.  THE NOTE BEARS INTEREST AT A RATE OF 8.75%
   PER ANNUM.                                                       200,729
                                                                 ----------
                                                                 $2,037,113
                                                                 ==========




                                   (10)                       (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

5. INCOME TAXES
   ------------

   INCOME TAX EXPENSE FOR THE YEAR ENDED DECEMBER 31, 1995 CONSISTS OF THE
   FOLLOWING:

     CURRENT:
        FEDERAL                                     $ 261,128
        STATE                                          34,317

     DEFERRED:
        FEDERAL                                       (81,260)
        STATE                                         (10,755)
                                                    ---------
                                                    $ 203,430
                                                    =========

   DEFERRED INCOME TAXES REFLECT THE NET TAX EFFECTS OF TEMPORARY DIFFERENCES BETWEEN THE CARRYING AMOUNTS OF ASSETS AND LIABILITIES FOR FINANCIAL REPORTING PURPOSES AND THE AMOUNTS USED FOR INCOME TAX PURPOSES. PROVISIONS HAVE BEEN MADE FOR DEFERRED INCOME TAXES ARISING PRIMARILY FROM THE USE OF DIFFERENT METHODS OF REPORTING BAD DEBT EXPENSE AND ACCRUED VACATION PAYABLE FOR FINANCIAL AND TAX REPORTING PURPOSES. SIGNIFICANT COMPONENTS OF THE COMPANY'S DEFERRED TAX ASSETS AS OF DECEMBER 31, 1995 ARE AS FOLLOWS:

        ALLOWANCE FOR DOUBTFUL ACCOUNTS:
           FEDERAL                                   $61,840
           STATE                                       8,184

        ACCRUED VACATION PAYABLE:
           FEDERAL                                    19,420
           STATE                                       2,570
                                                     -------

        TOTAL DEFERRED TAX ASSETS                    $92,014
                                                     =======

   THE ACTUAL INCOME TAX PROVISION DIFFERS FROM THE AMOUNT COMPUTED USING THE INCOME TAX RATE OF 34% APPLIED TO INCOME BEFORE INCOME TAX DUE TO THE
   FOLLOWING:


         CURRENT "EXPECTED" FEDERAL TAX EXPENSE     $189,695
         STATE INCOME TAX EXPENSE                     23,563
         OTHER                                       (11,668)
         LIMITATION OF DEDUCTION FOR MEALS AND
         ENTERTAINMENT                                 1,840
                                                   ---------
                                                   $ 203,430
                                                   =========

   THE REALIZATION OF THE DEFERRED TAX ASSETS IS DEPENDENT UPON THE COMPANY GENERATING SUFFICIENT FUTURE TAXABLE INCOME. ALTHOUGH THE COMPANY EXPECTS TO FULLY BENEFIT FROM THE RECORDED DEFERRED TAX ASSET, THAT EXPECTATION COULD CHANGE IF NEAR-TERM ESTIMATES OF FUTURE TAXABLE INCOME IS REDUCED.

                                    (11)                   (CONTINUED)

                                  RHEMA, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


6. PROFIT SHARING PLAN
   -------------------

   THE COMPANY SPONSORS A DEFINED CONTRIBUTION 401(K) PROFIT SHARING PLAN ("PLAN") THAT COVERS ALL EMPLOYEES WHO HAVE COMPLETED SIX MONTHS OF EMPLOYMENT AND HAVE ATTAINED THE AGE OF 20.5 YEARS. CONTRIBUTIONS TO THE PLAN ARE BASED ON A MATCHING CONTRIBUTION EQUAL TO 100% OF AN EMPLOYEES CONTRIBUTION TO THE PLAN, NOTING THAT THE MAXIMUM AMOUNT THE COMPANY WILL MATCH IS LIMITED TO 5% OF AN EMPLOYEES COMPENSATION. FOR 1995, THE AMOUNT OF PROFIT SHARING EXPENSE WAS $47,105.

   EFFECTIVE NOVEMBER 30, 1995, THE COMPANY TERMINATED THE PLAN.  THE
   PLAN WAS TERMINATED DUE TO THE PENDING MERGER WITH ROTECH (SEE NOTE 8).


7. LEASES
   ------

   THE COMPANY LEASES ITS EQUIPMENT TO HOME HEALTH PATIENTS. THE COMPANY IS PAID EITHER BY THE PATIENT OR THE HEALTH INSURANCE PROVIDER. THE COMPANY LEASES ITS EQUIPMENT GENERALLY ON A MONTHLY BASIS. INCLUDED IN OPERATING REVENUE IS RENTAL INCOME OF $4,483,165.

   DURING 1995, THE COMPANY LEASED BUILDINGS THAT WERE OWNED BY THE STOCKHOLDER. THE MONTHLY LEASE PAYMENTS WERE $3,500 PER MONTH. THE TOTAL LEASE EXPENSE FOR 1995 WAS $38,500 AND THE LEASE WAS TERMINATED ON NOVEMBER 30, 1995 (SEE NOTE
   8).


8. SUBSEQUENT EVENT
   ----------------

   ON JANUARY 5, 1996 THE COMPANY MERGED WITH ROTECH.  ROTECH AGREED TO PAY
   THE STOCKHOLDERS $2,500,000 IN CASH PLUS 109,091 SHARES OF ROTECH COMMON STOCK. THE MERGER AGREEMENT REQUIRED $500,000 OF THE CASH CONSIDERATION AND 54,546 SHARES OF THE STOCK BE ESCROWED. THE ESCROWED CASH WILL BE RELEASED UPON THE COMPLETION OF TWENTY FOUR MONTHS AND FULFILLMENT OF THE PLEDGES AND SECURITY AGREEMENT. THE 54,545 SHARES OF ROTECH COMMON STOCK HELD IN ESCROW WILL BE RELEASED TO THE FORMER OWNER OF THE COMPANY IF THE AVERAGE OF THE FIRST TWO YEAR'S OPERATING PROFIT EXCEEDS $1,600,000.

   THE PRESIDENT OF THE COMPANY HAS ENTERED INTO A FIVE YEAR NONCOMPETE AGREEMENT AND A THREE YEAR EMPLOYMENT AGREEMENT WITH ROTECH IN CONNECTION WITH THE MERGER.

   IN CONNECTION WITH THE MERGER, THE LAND AND BUILDING THAT THE COMPANY USES FOR ITS OPERATIONS WERE DISTRIBUTED TO THE STOCKHOLDER IN EXCHANGE FOR A PARTIAL REDEMPTION OF THEIR STOCK IN THE COMPANY. THE COMPANY ENTERED INTO A THREE YEAR LEASE AGREEMENT WITH THE STOCKHOLDER, WITH MONTHLY RENTAL PAYMENTS OF $15,000. THE FUTURE LEASE COMMITMENTS ARE AS FOLLOWS:


     YEAR
     --------
     1996                                          $180,000
     1997                                           180,000
     1998                                           180,000
                                                   --------
                                                   $540,000
                                                   ========

                                    (12)                    (CONCLUDED)

RESPIRATORY HOME CARE, INC.

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1995
TOGETHER WITH REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders of
Respiratory Home Care, Inc.:

We have audited the accompanying balance sheet of Respiratory Home Care, Inc. (a Georgia corporation) as of December 31, 1995, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Respiratory Home Care, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                         Arthur Andersen LLP
Orlando, Florida,
  May 16, 1996

                          RESPIRATORY HOME CARE, INC.
                          ---------------------------


                      BALANCE SHEET -- DECEMBER 31, 1995
                      ----------------------------------



                 ASSETS
                 ------
CURRENT ASSETS:
  Cash                                          $  5,744
  Accounts receivable, net of allowance
    of $209,000 (Note 1)                         151,993
  Inventories                                    141,691
                                                --------
      Total current assets                       299,428
                                                --------

PROPERTY AND EQUIPMENT, net (Note 2)             324,444
                                                --------
                                                $623,872
                                                ========


   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------

CURRENT LIABILITIES:

  Accounts payable and accrued expenses         $ 85,083
  Deferred revenue                                45,000
  Current maturities of obligation
    under capital lease (Note 4)                   5,395
  Current maturities of long-term debt
    (Note 3)                                      68,676
                                                --------
      Total current liabilities                  204,154



OBLIGATION UNDER CAPITAL LEASE, less
 current maturities (Note 4)                       7,336

LONG-TERM DEBT, less current
  maturities (Note 3)                             68,004
                                                --------
      Total liabilities                          279,494
                                                --------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS' EQUITY:

  Common stock- $1.00 par value, 100,000 shares
    authorized, 5,000 shares issued and
    outstanding                                    5,000
  Retained earnings                              339,378
                                                --------
      Total stockholders' equity                 344,378
                                                --------
                                                $623,872
                                                ========



The accompanying notes are an integral part of this balance sheet.

                          RESPIRATORY HOME CARE, INC.
                          ---------------------------


                              STATEMENT OF INCOME
                              -------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------


OPERATING REVENUE                                 $2,019,063

COSTS AND EXPENSES:
  Cost of revenue                                    404,501
  Selling, general and administrative expenses       939,375
  Depreciation and amortization (Note 2)              98,045
  Interest expense (Notes 3 and 4)                    18,795
                                                  ----------
                                                   1,460,716
                                                  ----------
NET INCOME                                        $  558,347
                                                  ==========



The accompanying notes are an integral part of this statement.

                          RESPIRATORY HOME CARE, INC.
                          ---------------------------


                       STATEMENT OF STOCKHOLDERS' EQUITY
                       ---------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------



                                 Common        Retained
                                  Stock        Earnings     Total
                                 ------       ---------   ---------

BALANCE, December 31, 1994       $5,000       $ 206,112   $ 211,112

Dividends                             -        (425,081)   (425,081)

Net income                            -         558,347     558,347
                                 ------       ---------   ---------

BALANCE, December 31, 1995       $5,000       $ 339,378   $ 344,378
                                 ======       =========   =========



The accompanying notes are an integral part of this statement.

                          RESPIRATORY HOME CARE, INC.
                          ---------------------------


                            STATEMENT OF CASH FLOWS
                            -----------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                 $ 558,347

Adjustments to reconcile net income
 to net cash provided by operating
 activities-

    Depreciation and amortization                               98,045
    Increase in accounts receivable, net                        27,352
    Decrease in inventories                                     45,266
    Decrease in accounts payable and accrued expenses             (217)
    Increase in deferred revenue                                13,000
                                                            ----------
         Net cash provided by operating activities             741,793
                                                            ----------


CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchases of property and equipment, net                    (179,478)
                                                            ----------
    Net cash used in investing activities                     (179,478)
                                                            ----------


CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of short-term debt                                (45,000)
  Repayments of obligation under capital lease                  (3,564)
  Repayments of long-term debt                                (100,190)
  Payment of dividends                                        (425,081)
                                                            ----------
    Net cash used in financing activities                     (573,835)
                                                            ----------

NET DECREASE IN CASH                                           (11,520)

CASH, beginning of year                                         17,264
                                                            ----------

CASH, end of year                                           $    5,744
                                                            ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest                                     $  18,795


SUPPLEMENTAL SCHEDULE OF NONCASH TRANSACTION:
  Rental equipment obtained through
   issuance of capital lease obligation                      $  16,295


The accompanying notes are an integral part of this statement.

                          RESPIRATORY HOME CARE, INC.
                          ---------------------------


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1995
                               -----------------



1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------------------------------

Nature of Business
- ------------------

Respiratory Home Care, Inc. (the Company) is a Georgia corporation engaged primarily in the rental and sale of durable medical equipment, as well as the sale of medical supplies. The primary markets for the Company's products are participants in Medicare, Medicaid and private health insurance plans in the State of Georgia.

Use of Estimates
- ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories
- -----------

Inventories consist primarily of medical supplies and equipment and are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Revenue Recognition
- -------------------

Revenues from sales of medical supplies and equipment are recognized on the date of delivery. Equipment rentals are billed monthly in advance and recorded as deferred revenue. All equipment rentals are recognized as revenues when earned. A majority of the Company's revenues are billed to insurance carriers and other care providers and are subject to review for eligibility. Accounts receivable are recognized at estimated reimbursable amounts. Provisions are made for doubtful accounts and sales returns. Approximately 54 percent of the Company's accounts receivable are due from Medicare and Medicaid programs.

Income Taxes
- ------------

The Company has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Accordingly, federal and state taxable income of the Company is distributable to the shareholders who are responsible for the payment of taxes thereon.

Property and Equipment
- ----------------------

Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over five years. Property and equipment consisted of the following at December 31, 1995:

                                                       Amount
                                                      --------
Rental equipment                                      $562,806
Vehicles                                                63,500
Other                                                   59,791
                                                      --------
                                                       686,097

Less- Accumulated depreciation and amortization       (361,653)
                                                      --------
                                                      $324,444
                                                      ========
3. DEBT:
   -----

Long-term debt consisted of the following at December 31, 1995:

                                                       Amount
                                                      --------

Notes payable, interest ranging from
 7.4% to 8.75%, secured by accounts receivable,
 inventory and property and equipment, payable in
 monthly installments, final installments due
 between January 1997 and May 1999                    $136,680
Less- Current maturities                               (68,676)
                                                      --------
Long-term debt, less current maturities              $  68,004
                                                      ========


 Long-term debt is scheduled to mature as follows:

Year                             Amount
- ----                            --------
1996                            $ 68,676
1997                              59,231
1998                               5,693
1999                               3,080
                                --------
                                $136,680
                                ========

During 1995, the Company repaid in full a line of credit of $30,000 and a stockholder loan of $15,000, both of which were included in short-term debt.

4.  OBLIGATION UNDER CAPITAL LEASE:
    -------------------------------

Rental equipment obtained under a capital lease is as follows at December 31, 1995:

                                                    Amount
                                                  ----------
Rental equipment                                   $16,925
Less- Accumulated amortization                      (3,385)
                                                   -------
                                                   $13,540
                                                   =======

Future minimum lease payments on the capital lease are as follows:

Year                                                Amount
- ----                                               --------
1996                                               $ 6,500
1997                                                 6,500
1998                                                 1,226
                                                   -------
                                                    14,226
                                                   -------
Less- Amounts representing interest
 at 13 percent                                      (1,495)
                                                   -------
                                                   $12,731
                                                   =======


5.  COMMITMENTS AND CONTINGENCIES:
    ------------------------------

The Company conducts its operations in leased premises. Future minimum lease payments under noncancelable operating leases are as follows:

Year                                               Amount
- ----                                               ------
1996                                               $8,400
1997                                                8,400
1998                                                2,800
                                                   ------
                                                  $19,600
                                                  =======

Rent expense for the year ended December 31, 1995, was $48,017.

6.  SUBSEQUENT EVENT:
    -----------------

Effective January 1, 1996, substantially all of the net assets of the Company were sold to Respiratory Medical Equipment of Georgia, Inc., a Florida corporation, which is a wholly owned subsidiary of RoTech Medical Corporation, a Florida corporation.

         CPO2, INC.

         FINANCIAL STATEMENTS
         AS OF DECEMBER 31, 1995
         TOGETHER WITH REPORT OF INDEPENDENT
         CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders of
CPO2, Inc.:

We have audited the accompanying balance sheet of CPO2, Inc. (a Pennsylvania corporation) as of December 31, 1995, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPO2, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Arthur Andersen LLP

Orlando, Florida,
May 10, 1996

                                   CPO2, INC.
                                   ----------


                       BALANCE SHEET -- DECEMBER 31, 1995
                       ----------------------------------



                                    ASSETS
                                    ------
CURRENT ASSETS:
- ---------------
  Cash                                                                       $  108,428
  Accounts receivable, net of allowance of $139,000 (Note 1)                    599,537
  Inventories                                                                   165,205
  Other current assets                                                           16,920
                                                                             ----------
      Total current assets                                                      890,090

PROPERTY AND EQUIPMENT, net                                                   1,196,413
                                                                             ----------
                                                                             $2,086,503
                                                                             ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                                           $   98,823
  Accrued liabilities                                                            84,142
  Deferred revenue                                                              114,000
  Short-term debt (Note 2)                                                      190,564
  Current maturities of long-term debt (Note 2)                                  74,221
  Notes payable to related parties (Note 3)                                     521,093
                                                                             ----------
      Total current liabilities                                               1,082,843

LONG-TERM DEBT, LESS CURRENT MATURITIES (Note 2)                                 22,655
                                                                             ----------
      Total liabilities                                                       1,105,498
                                                                             ----------

COMMITMENTS AND CONTINGENCIES (Note 4)

STOCKHOLDERS' EQUITY:
  Common stock- no par value, 10,000 shares authorized,
    1,000 shares issued and outstanding                                               -
  Additional paid-in capital                                                     10,000
  Retained earnings                                                             971,005
                                                                             ----------
      Total stockholders' equity                                                981,005
                                                                             ----------
                                                                             $2,086,503
                                                                             ==========


       The accompanying notes are an integral part of this balance sheet.

                                   CPO2, INC.
                                   ----------


                              STATEMENT OF INCOME
                              -------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



REVENUE:
  Equipment rental                                $2,424,320
  Sales of supplies and equipment                  1,133,431
                                                  ----------
                                                   3,557,751

COST OF SALES                                        708,163
                                                  ----------
      Gross profit                                 2,849,588

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       1,810,678
                                                  ----------

INCOME BEFORE DEPRECIATION, AMORTIZATION AND
  INTEREST EXPENSE                                 1,038,910

DEPRECIATION AND AMORTIZATION                        274,877

INTEREST EXPENSE, net (Notes 2 and 3)                109,207

INCOME TAX EXPENSE                                    89,000
                                                  ----------

NET INCOME                                        $  565,826
                                                  ==========


         The accompanying notes are an integral part of this statement.

                                   CPO2, INC.
                                   ----------


                       STATEMENT OF STOCKHOLDERS' EQUITY
                       ---------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



                                        Additional
                                Common   Paid-in    Retained
                                Stock    Capital    Earnings     Total
                                ------  ----------  --------   --------
BALANCE, December 31, 1994      $    -    $10,000   $455,179   $465,179
                                ------    -------   --------   --------

  Dividends                          -          -    (50,000)   (50,000)

  Net income                         -          -    565,826    565,826
                                ------    -------   --------   --------

BALANCE, December 31, 1995      $    -    $10,000   $971,005   $981,005
                                ======    =======   ========   ========


         The accompanying notes are an integral part of this statement.

                                   CPO2, INC.
                                   ----------


                            STATEMENT OF CASH FLOWS
                            -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                         $ 565,826
  Adjustments to reconcile net income to net cash provided by operating activities-
    Depreciation and amortization                                                      274,877
    Decrease in deferred income taxes                                                   89,000
    Increase in accounts receivable, net                                               (92,030)
    Increase in inventories                                                            (43,752)
    Increase in other current assets                                                   (15,045)
    Decrease in accounts payable                                                       (20,185)
    Increase in accrued liabilities                                                      5,557
    Increase in deferred revenue                                                        24,000
                                                                                     ---------
      Net cash provided by operating activities                                        788,248
                                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment, net                                            (522,413)
                                                                                     ---------
      Net cash used in investing activities                                           (522,413)
                                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of short-term debt, net                                                   (74,945)
  Repayments of long-term debt                                                         (78,255)
  Repayments of notes payable to related parties                                       (13,792)
  Payment of dividends                                                                 (50,000)
                                                                                     ---------
      Net cash used in financing activities                                           (216,992)
                                                                                     ---------

NET INCREASE IN CASH                                                                    48,843

CASH, beginning of year                                                                 59,585
                                                                                     ---------

CASH, end of year                                                                    $ 108,428
                                                                                     =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest                                                             $ 105,601
  Cash paid for income taxes                                                         $  10,673


         The accompanying notes are an integral part of this statement.

                                   CPO2, INC.
                                   ----------


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1995
                               -----------------



1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------------------------------

Nature of Business
- ------------------

CPO2, Inc. (the Company) is a Pennsylvania corporation engaged primarily in the rental and sale of durable medical equipment, as well as the sale of medical supplies. The primary markets for the Company's products are participants in Medicare, Medicaid and private health insurance plans in the Commonwealth of Pennsylvania.

Use of Estimates
- ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories
- -----------

Inventories consist primarily of medical supplies and equipment and are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Revenue Recognition
- -------------------

Revenues from sales of medical supplies and equipment are recognized on the date of delivery. Equipment rentals are billed monthly in advance and recorded as deferred revenue. All equipment rentals are recognized as revenues when earned. A majority of the Company's revenues are billed to insurance carriers and other care providers and are subject to review for eligibility. Accounts receivable are recognized at estimated reimbursable amounts. Provisions are made for doubtful accounts and sales returns. Approximately 51 percent of the Company's accounts receivable are due from Medicare and Medicaid programs.

Income Taxes
- ------------

Effective January 1, 1995 the Company elected and received approval from the Internal Revenue Service to report its earnings under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, federal and state taxable income of the Company is distributable to the shareholders who are responsible for the payment of taxes thereon. As a result, as of January 1, 1995 deferred tax assets of $89,000 were eliminated and charged to income tax expense.

Property and Equipment
- ----------------------

Property and equipment is recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Property and equipment consisted of the following at December 31, 1995:

                                                      Estimated
                                                     Useful Lives     Amount
                                                     ------------  -----------
    Rental equipment                                    3 -  7      $ 2,034,513
    Vehicles                                            3 -  5          207,606
    Office equipment                                         7          181,714
    Other                                               7 - 31           78,867
                                                                    -----------
                                                                      2,502,700
    Less- Accumulated depreciation and amortization                  (1,306,287)
                                                                    -----------
                                                                    $ 1,196,413
                                                                    ===========

2.  DEBT:
    -----

The Company has available two lines of credit, one unsecured whereby the Company may borrow up to $145,000, and the other secured by property and equipment whereby the Company may borrow up to $150,000. Each line of credit bears interest at prime plus 1 percent (9.5 percent at December 31, 1995). Borrowings totaling $136,958 were included in short-term debt at December 31, 1995. The lines of credit expire on October 12, 1996.

Other short-term debt is secured by rental equipment and is non-interest bearing. Borrowings totaling $53,606 were outstanding at December 31, 1995. Short-term debt is payable in monthly installments, with final installments due between May and September 1996.

Long-term debt consisted of the following at December 31, 1995:

                                                                                        Amount
                                                                                        -------
  Mortgage, bearing interest at prime plus 1.5%
    (10% at December 31, 1995), secured by office equipment, payable in monthly
    installments, final installment due April 1997                                     $ 78,389

  Various notes payable, bearing interest at rates between 8.0% and 8.25%, secured by equipment, payable in monthly installments, final installments due between
    July 1996 and July 1997                                                              18,487
                                                                                       --------
                                                                                         96,876
  Less- Current maturities                                                              (74,221)
                                                                                       --------
  Long-term debt, less current maturities                                              $ 22,655
                                                                                       ========
Long-term debt is scheduled to mature as follows:

            Year                                                                        Amount
            ----                                                                       --------
            1996                                                                       $ 74,221
            1997                                                                         22,655
                                                                                       --------
                                                                                       $ 96,876
                                                                                       ========

The carrying amount of the lines of credit, short-term debt and long-term debt approximates fair value based on future cash flows as discounted using a rate commensurate with the credit, interest rate and prepayment risks involved.

3. RELATED PARTY TRANSACTIONS:
   ---------------------------

Notes payable to related parties consists of unsecured advances from the Company's stockholders and an employee. These advances have no scheduled repayment date and bear interest at the rate of 12 percent. Interest expense on notes payable to related parties was $79,144 in 1995. Subsequent to December 31, 1995, the notes payable to related parties were repaid in full in connection with the sale of the Company as discussed in Note 6.

The carrying amount of notes payable to related parties approximates its fair value based on its future cash flows as discounted using a rate commensurate with the credit, interest rate and prepayment risks involved.

During 1995, rent expense of $32,507 was paid under the terms of a lease with Lauver and Fisher Realty, Inc., which is owned by the stockholders of the Company. Included in obligations for future minimum lease payments are $36,000 and $37,840 for the years ended December 31, 1996 and 1997, respectively, under the terms of this lease.

4. COMMITMENTS AND CONTINGENCIES:
   ------------------------------

The Company conducts its operations in leased premises. Total future minimum lease payments under noncancelable operating leases are as follows:

      Year                                        Amount
     -----                                       --------
      1996                                       $ 78,877
      1997                                         81,767
      1998                                         42,248
      1999                                         29,530
      2000                                         30,711
                                                 --------
                                                 $263,133
                                                 ========

Rent expense for the year ended December 31, 1995, was $76,073.

5. 401(K) RETIREMENT PLAN:
   -----------------------

The Company sponsors a 401(k) retirement plan (the Plan) covering all employees who have completed one year of service, as defined. Employees may contribute based upon limitations established by the Internal Revenue Service. The Company matches all employee contributions up to 3 percent of compensation. The Company recorded expense of $13,499 for contributions to the Plan for the year ended December 31, 1995.

6. SUBSEQUENT EVENT:
   -----------------

Effective January 1, 1996, all of the outstanding common stock of the Company was purchased by RoTech Medical Corporation, a Florida corporation.

                       NATIONAL HOME CARE SERVICES, INC.
                                Orlando, Florida


                              FINANCIAL STATEMENTS
                              --------------------


                          Year Ended December 31, 1995


                                    CONTENTS
                                    --------





                                       Page
                                       ----

Independent Auditors' Report              1

Financial Statements:

  Balance Sheet                           2

  Statement of Income                     3

  Statement of Shareholder's Equity       4

  Statement of Cash Flows                 5

  Notes to Financial Statements           6

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Shareholder and Director
National Home Care Services, Inc.
Orlando, Florida


We have audited the accompanying balance sheet of National Home Care Services, Inc. as of December 31, 1995, and the related statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Home Care Services, Inc. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Michael Galloway & Company
- ------------------------------
Michael Galloway & Company
May 24, 1996

                       NATIONAL HOME CARE SERVICES, INC.

                                 BALANCE SHEET
                                 -------------

                               December 31, 1995



                                     ASSETS
                                     ------

Current Assets:
  Cash                                                     $  1,417
  Accounts receivable, net of allowance for contractual
     adjustments and doubtful accounts of $150,000          292,985
  Prepaid expenses                                            4,575
                                                           --------
          Total current assets                              298,977

Property and Equipment, net of accumulated depreciation
   of $93,138                                               183,511

Intangible Assets, net of accumulated amortization
   of $28,614                                               222,531
                                                           --------

          Total assets                                     $705,019
                                                           ========

                      LIABILITIES AND SHAREHOLDER'S EQUITY
                      ------------------------------------

Current Liabilities:
  Current portion of long-term debt                        $140,588
  Accounts payable                                           54,479
  Accrued expenses                                           18,721
  Deferred income taxes                                      76,000
                                                           --------
          Total current liabilities                         289,788

Long-Term Debt, less current portion                        201,144
                                                           --------
          Total liabilities                                 490,932
                                                           --------

Shareholder's Equity:
  Common stock, par value $1.00 per share, 1,000
     shares authorized, issued and outstanding                1,000
  Retained earnings                                         213,087
                                                           --------
          Total shareholder's equity                        214,087
                                                           --------

          Total liabilities and shareholder's equity       $705,019
                                                           ========


                See accompanying notes to financial statements.

                       NATIONAL HOME CARE SERVICES, INC.

                              STATEMENT OF INCOME
                              -------------------

                          Year Ended December 31, 1995




Operating Revenues                                          $986,245
                                                            --------

Cost and Expenses:
  Cost of revenue                                            358,068
  Selling, general and administrative                        439,691
  Interest                                                    38,147
                                                            --------
                                                             835,906
                                                            --------

Income Before Income Taxes                                   150,339

Income Taxes                                                  52,200
                                                            --------

Net Income                                                  $ 98,139
                                                            ========


                See accompanying notes to financial statements.

                                                                               4
                       NATIONAL HOME CARE SERVICES, INC.

                       STATEMENT OF SHAREHOLDER'S EQUITY
                       ---------------------------------

                          Year Ended December 31, 1995



                                     Common Stock
                                ----------------------   Retained
                                   Shares      Amount    Earnings
                                ------------  --------   --------

Balance at December 31, 1994       1,000       $1,000    $114,948

  Net Income                           -            -      98,139
                                   -----       ------    --------

Balance at December 31, 1995       1,000       $1,000    $213,087
                                   =====       ======    ========

                See accompanying notes to financial statements.

                                                                               5
                       NATIONAL HOME CARE SERVICES, INC.

                            STATEMENT OF CASH FLOWS
                            -----------------------

                          Year Ended December 31, 1995



Cash Flows from Operating Activities:
  Net Income                                                        $  98,139
  Adjustments to reconcile net income to net
    cash flows from operating activities:
    Loss on disposition of assets                                     104,896
    Depreciation                                                       95,474
    Amortization                                                       13,793
    Bad debt expense                                                  100,000
    Deferred income taxes                                              51,000
    Cash flows from changes in operating assets and liabilities:
      Increase in accounts receivable                                (302,816)
      Decrease in prepaid expenses                                      6,526
      Increase in accounts payable                                     29,666
      Decrease in accrued expenses                                     (4,010)
                                                                    ---------
          Net cash flows from operating activities                    192,668
                                                                    ---------

Cash Flows From Investing Activities:
  Purchases of property and equipment                                (120,827)
  Payments for acquisitions of net assets                            (150,000)
                                                                    ---------
          Net cash flows from investing activities                   (270,827)
                                                                    ---------

Cash Flows from Financing Activities:
  Proceeds from long-term debt                                        189,966
  Payments on long-term debt                                         (113,449)
                                                                    ---------
          Net cash flows from financing activities                     76,517
                                                                    ---------

Net Decrease in Cash                                                   (1,642)

Cash at Beginning of Year                                               3,059
                                                                    ---------

Cash at End of Year                                                 $   1,417
                                                                    =========

Supplemental Disclosures of Cash Flow Information:
    Interest paid                                                     $35,147
    Taxes paid                                                        $20,432

                See accompanying notes to financial statements.

                       NATIONAL HOME CARE SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                          Year Ended December 31, 1995


Note 1 - Summary of Significant Accounting Policies:

 Nature of Business:

     National Home Care Services, Inc. (the "Company") was incorporated on July 7, 1993. The Company markets and provides home health care products and services and rents home care equipment to patients throughout Central Florida. These products and services, which are typically prescribed by a physician, include home health care products such as respiratory therapy equipment and convalescent medical equipment.

 Revenue Recognition:

     Revenues are reported on the accrual basis in the period in which services are provided. Operating revenue represents the estimated net realizable amounts from patients, federal reimbursement programs, and other third-party payors. The Company's accounts receivable consist primarily of amounts due from Medicare.

     Rental income under short-term leasing arrangements is recognized on a straight-line basis over the term of the lease and approximated $800 thousand in 1995. Approximately 80% of gross revenue in 1995 was derived under the Medicare reimbursement program.

 Property and Equipment:

     Property and equipment is stated at cost. Depreciation is provided on an accelerated basis over estimated useful lives of five years. Amortization of leasehold improvements is included in depreciation.

 Intangible Assets:

     Intangible assets, which consist of goodwill, non-compete covenants, patient contracts, and other assets arising from business acquisitions, are being amortized on a straight-line basis over periods from 2 to 25 years.

 Income Taxes:

     Deferred income taxes arise from temporary differences between income tax and financial reporting. The primary difference is that revenues and expenses are recognized on an accrual basis for financial reporting and on a cash basis for income tax purposes.

                       NATIONAL HOME CARE SERVICES, INC.

                   -----------------------------------------

                          Year Ended December 31, 1995



Note 1 - Summary of Significant Accounting Policies - Continued:

 Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Property and Equipment:

 Property and equipment consists of the following:

         Rental equipment                                   $193,630
         Furniture and fixtures                               15,949
         Vehicles                                             30,090
         Leasehold improvements                                9,956
         Computer equipment                                   27,024
                                                            --------
                                                             276,649
         Less accumulated depreciation                        93,138
                                                            --------

                                                            $183,511
                                                            ========

 The carrying value of the rental equipment is approximately $128,000.

                       NATIONAL HOME CARE SERVICES, INC.

                   -----------------------------------------

                          Year Ended December 31, 1995


Note 3 - Long-Term Debt:

 Long-term debt consists of the following:

         Note payable incurred in connection with
          acquisition of equipment and intangible
          assets, due in monthly installments of
          $3,000 to 1999, including interest at 7.0%,
          collateralized by equipment and receivable        $109,106

         Notes payable to banks, due in monthly
          installments totalling up to $6,955 to
          2002, including interest from 8.4% to 11.8%,
          collateralized by equipment and receivable         123,311

         Various equipment obligations, due in
          monthly installments totalling up to
          $3,166 to 2000, including interest from
          12.2% to 13.3%                                     109,315
                                                            --------
                 Total                                       341,732

                 Less current portion                        140,588
                                                            --------

                                                            $201,144
                                                            ========

Future annual maturities are as follows:

       1996                                                 $140,588
       1997                                                   90,676
       1998                                                   56,881
       1999                                                   30,538
       2000                                                    8,661
       Later                                                  14,388
                                                            --------
                                                            $341,732
                                                            ========


                                                                               9
                       NATIONAL HOME CARE SERVICES, INC.

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                   -----------------------------------------

                          Year Ended December 31, 1995



Note 4 - Income Taxes:

     The provision for income taxes consists of the following:

         Current                                            $ 1,200
         Deferred                                            51,000
                                                            -------

                                                            $52,200
                                                            =======

Note 5 - Acquisitions:

     In 1995, the Company acquired substantially all of the significant assets of two Central Florida home health care entities for approximately $150,000.

     The acquisitions consisted of the following:

         Property and equipment                            $ 40,000
         Intangible assets                                  110,000
                                                           --------

                                                           $150,000
                                                           ========

Note 6 - Retirement Plan:

     The Company maintains a voluntary simplified employee pension plan covering substantially all employees 21 years of age or older. Employees are permitted to make contributions to the plan pursuant to salary reduction agreements. The Company made no contributions to the plan for 1995.

Note 7 - Related Party Transactions:

     The Company leases office and warehouse space from its president and sole shareholder. Rent expense under this short-term operating lease amounted to $21,028 in 1995.

Note 8 - Subsequent Event:

     Effective February 1, 1996, the Company sold substantially all of its assets and granted a covenant not to compete to a Florida-based provider of home health care services for approximately $2.0 million cash, 19,917 shares of the buyer's restricted common stock, and assumption of liabilities of $250,000.

            ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.

            COMBINED FINANCIAL STATEMENTS
            AS OF MAY 31, 1995
            TOGETHER WITH REPORT OF INDEPENDENT
              PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of Roth Medical, Inc. and Murray Medical, Inc.:

We have audited the accompanying combined balance sheet of ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC. ("Roth" and "Murray") as of May 31, 1995, and the related combined statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of each Corporation's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Roth and Murray as of May 31, 1995, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



                                         Arthur Andersen LLP
Denver, Colorado,
 May 24, 1996.

                  ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.
                  -------------------------------------------

                            COMBINED BALANCE SHEET
                            ----------------------

                              AS OF MAY 31, 1995
                              ------------------


                                    ASSETS
                                    ------

CURRENT ASSETS:
 Cash                                                      $   19,792
 Accounts receivable-
   Trade, less allowance of $228,386 for contractual
     adjustments and doubtful accounts                      1,540,002
 Income taxes receivable                                       16,386
 Inventories                                                  362,745
 Prepaid expenses                                              51,342
 Deferred tax asset                                            24,800
                                                           ----------
       Total current assets                                 2,015,067

DEFERRED TAX ASSET                                             19,200

PROPERTY AND EQUIPMENT, less accumulated depreciation       1,293,383
                                                           ----------
       Total assets                                        $3,327,650
                                                           ==========

                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
 Accounts payable                                          $  433,854
 Accrued expenses and other liabilities                       283,218
 Deferred revenue                                              52,500
 Notes payable-
   Shareholder debt                                           981,811
   Lease obligations                                          259,731
   Other notes payable                                        914,063
                                                           ----------
       Total current liabilities                            2,925,177

LONG-TERM LIABILITIES:
 Notes payable-
   Shareholder debt                                            62,323
   Lease obligations                                          199,664
   Other notes payable                                        120,144
                                                           ----------
                                                              382,131

SHAREHOLDERS' EQUITY:
 Common stock, par value $2.80 per share, 20,000 shares
   authorized, 20,000 shares issued and outstanding            56,000
 Accumulated deficit                                          (35,658)
                                                           ----------
       Total shareholders' equity                              20,342
                                                           ----------
       Total liabilities and shareholders' equity          $3,327,650
                                                           ==========

The accompanying notes are an integral part of this combined balance sheet.

                  ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.
                  -------------------------------------------


                         COMBINED STATEMENT OF INCOME
                         ----------------------------

                        FOR THE YEAR ENDED MAY 31, 1995
                        -------------------------------




OPERATING REVENUE                       $5,260,665

OPERATING EXPENSES:
 Cost of revenue                         2,371,735
 Selling, general and administrative     2,497,761
 Depreciation                               90,509
                                        ----------
OPERATING INCOME                           300,660

INTEREST EXPENSE                           229,064
                                        ----------
INCOME BEFORE INCOME TAXES                  71,596

INCOME TAX PROVISION                         9,000
                                        ----------
NET INCOME                              $   62,596
                                        ==========

The accompanying notes are an integral part of this combined statement.

                  ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.
                  -------------------------------------------


                  COMBINED STATEMENT OF SHAREHOLDERS' EQUITY
                  ------------------------------------------

                        FOR THE YEAR ENDED MAY 31, 1995
                        -------------------------------



                                 Common Stock
                                ----------------  Accumulated
                                Shares    Amount    Deficit
                                -------  -------  -----------
BALANCE, at May 31, 1994         20,000  $56,000  $(98,254)

 Net income                           -        -    62,596
                                 ------  -------  --------
BALANCE, at May 31, 1995         20,000  $56,000  $(35,658)
                                 ======  =======  ========

The accompanying notes are an integral part of this combined statement.

                  ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.
                  -------------------------------------------


                       COMBINED STATEMENT OF CASH FLOWS
                       --------------------------------

                        FOR THE YEAR ENDED MAY 31, 1995
                        -------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                          $  62,596
 Adjustments to reconcile net income to net cash provided
   by operations:
     Depreciation                                                      321,956
     Increase in deferred taxes                                         (7,000)
     Changes in operating assets and liabilities-
       Increase in trade accounts receivable                          (497,053)
       Decrease in income taxes receivable                               5,490
       Increase in inventories                                         (55,032)
       Decrease in prepaid expenses                                     24,164
       Increase in accounts payable                                    184,901
       Increase in accrued expenses and other liabilities               43,173
       Increase in deferred revenue                                     17,500
                                                                     ---------
         Net cash provided by operating activities                     100,695
                                                                     ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                   (300,704)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from long-term debt and notes payable                        908,030
 Payments on long-term debt and notes payable                         (688,229)
                                                                     ---------
         Net cash provided by financing activities                     219,801
                                                                     ---------
NET INCREASE IN CASH                                                    19,792

CASH, at beginning of period                                                 -
                                                                     ---------
CASH, at end of period                                               $  19,792
                                                                     =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
 Cash paid during the year for-
   Interest                                                          $ 228,407
                                                                     =========
   Income taxes                                                      $  52,316
                                                                     =========

NONCASH TRANSACTIONS:
 Financing activities-acquisition of capitalized equipment leases    $ 389,422
                                                                     =========

The accompanying notes are an integral part of this combined statement.

                  ROTH MEDICAL, INC. AND MURRAY MEDICAL, INC.
                  -------------------------------------------


                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

                                 MAY 31, 1995
                                 ------------



(1)  NATURE OF BUSINESS AND SUMMARY OF
     ---------------------------------
         SIGNIFICANT ACCOUNTING POLICIES
         -------------------------------

       Nature of Business
       ------------------

Roth Medical, Inc. was incorporated on June 1, 1989 and Murray Medical, Inc. was incorporated on September 15, 1993 (together, the "Companies"). The Companies market and provide home health care products and services and rent home health care equipment to patients, primarily in the front range of Colorado. These products and services, which are typically prescribed by a physician, include home health care products (such as respiratory therapy equipment and convalescent medical equipment) and related services.

       Principles of Combination
       -------------------------

The combined financial statements include the accounts of Roth Medical, Inc. and Murray Medical, Inc., which are related under common ownership and control. All significant intercompany accounts and transactions have been eliminated in the combined financial statements.

       Financial Instruments
       ---------------------

The Companies believe the book value of their financial instruments (cash equivalents, accounts receivable, lines of credit and note payables, accounts and other payables) approximates their fair value due to their short-term nature.

       Revenue Recognition
       -------------------

Revenues are reported on the accrual basis in the period in which services are provided. Operating revenue represents the estimated net realizable amounts from patients, third-party payors, and others for services rendered.

Rental income under short-term leasing arrangements is recognized on a straight-line basis over the term of the lease and approximated $2,292,000 in 1995. The provision for doubtful accounts approximated $176,000 in 1995.

       Inventories
       -----------

Inventories consist principally of durable medical equipment and medical supplies held for resale, and are stated at the lower of cost (first-in, first-out) or market value.

       Property and Equipment
       ----------------------

Property and equipment is stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets (generally three to five years). Leasehold improvements are amortized over the lease term and are included in depreciation.

(2)  THIRD-PARTY RATE ADJUSTMENTS AND REVENUE
     ----------------------------------------

Approximately 63% in 1995 of gross revenue was derived under federal and state third-party reimbursement programs. A portion of these revenues is based on cost reimbursement principles and is subject to audit and retroactive adjustment by the respective third-party fiscal intermediaries. In the opinion of management, retroactive adjustments, if any, would not be material to the financial position or results of operations of the Companies.

(3)    PROPERTY AND EQUIPMENT
       ----------------------

Property and equipment consists of the following:


                                                   May 31,
                                                    1995
                                                 ----------
       Rental equipment                          $1,806,625
       Furniture and equipment                      202,902
       Vehicles                                     372,047
       Leasehold improvements                        73,606
                                                -----------
                                                  2,455,180
       Less accumulated depreciation and
                amortization                     (1,161,797)
                                                -----------
                                                $ 1,293,383
                                                ===========

 (4)  NOTES PAYABLE
      -------------

 Notes payable consists of the following:
                                                                    May 31,
                                                                     1995
                                                                  ----------
     Lines of credit payable to a financial institution
       due June 20, 1995; with interest payments at
       the bank's commercial base rate plus 1.50%
       payable monthly; collateralized by accounts
       receivable and inventory.  The lines of credit
       were subsequently refinanced in June 1995
       with a due date of June 20, 1996.                            $399,382

     Notes payable to a financial institution due
       June 25, 1995, payable in aggregate monthly
       installments of $8,778 including interest at the
       bank's commercial base rate plus 1.50%,
       collateralized by personal guarantee of owners.
       The notes payable were refinanced in June
       1995 with a due date of June 25, 1996.                        453,904

     Note payable to related parties requiring monthly
       payments of $8,104 including interest at 13%,
       collateralized by certain items of property and
       equipment.                                                    133,235

     Notes payable to financial institutions payable in
       aggregate monthly installments of $6,810
       including interest averaging 9%, collateralized
       by certain items of property and equipment.                   180,921

     Capitalized lease obligations requiring monthly
       payments of approximately $31,800 including interest
       averaging 12%, collateralized by related rental
       equipment.                                                    459,395

     Notes payable to an officer/shareholder at an
       interest rate of 13%, due on demand and
       unsecured.                                                    910,899
                                                                 -----------
                                                                   2,537,736


     Less current portion                                         (2,155,605)
                                                                 -----------
     Long-term debt                                              $   382,131
                                                                 ===========

Future maturities of long-term debt at May 31, 1995 were as follows:

Years ending May 31,
      1996                         $ 2,155,605
      1997                             268,725
      1998                              95,734
      1999                              17,672
                                   -----------
                                   $ 2,537,736
                                   ===========


(5)    OPERATING LEASES AND
       --------------------
         RELATED-PARTY TRANSACTIONS
         --------------------------

Office space is leased from the shareholders under lease agreements which expired in September and June 1995 and were renewed for a period of one year and five years. The agreements provide for annual rentals subject to an escalation at the lessor's discretion. Total rents paid to related parties during 1995 were $131,000. The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of May 31, 1995.

  For the years ending May 31,
      1996                               $122,140
      1997                               $116,400
      1998                               $116,400
      1999                               $116,400
      2000                               $116,400


(6)    INCOME TAXES
       ------------

The Companies account for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." SFAS No. 109 requires recognition of deferred tax assets and liabilities for the estimated future tax effects of deductible temporary differences between the tax basis and financial reporting basis of assets and liabilities, operating loss carryforwards and tax credit carryforwards. Deferred tax liabilities are recognized for taxable temporary differences. Management of current and deferred tax liabilities and assets is based on provisions of enacted tax law; the effects of future changes in tax laws or rates are not anticipated. A valuation allowance for deferred tax assets is required to the extent deemed more likely than not it will not be realized.

The net deferred tax assets as of May 31, 1995 are comprised of the following:

                                            1995
                                          --------
 Current-
  Deferred revenue                        $ 13,000
  Accrued liabilities and allowances        29,400
  Other                                        400
  Valuation allowance                      (18,000)
                                          --------
   Net current deferred tax assets          24,800

 Noncurrent-
  Depreciation and amortization             18,600
  Alternative minimum tax carryforward       6,600
  Valuation allowance                       (6,000)
                                          --------
   Net noncurrent deferred tax assets       19,200
                                          --------
   Total net deferred tax asset           $ 44,000
                                          ========

   The components of the income tax provision consist of the following:

                                             1995
                                           -------

              Federal                      $13,600
              State                          2,400
                                           -------
                   Current                  16,000

                   Deferred                 (7,000)
                                           -------
                   Income tax provision    $ 9,000
                                           =======

   The statutory federal rate for the combined companies was 15% - 25%.

   A reconciliation of the Companies' combined income before taxes for financial statement purposes to estimated combined federal taxable income is as follows:

                                                         1995
                                                       --------

            Income before income taxes                 $ 71,596

            Difference between income before income
             taxes and taxable income-
              State income taxes                         (1,452)
              Net operating loss carryforward           (43,052)
              Permanent differences                       8,433
              Temporary differences, net                  1,811
                                                       --------
                 Taxable income                        $ 37,336
                                                       ========

   (7) EMPLOYEE BENEFIT PLAN
       ---------------------

   The Companies have an employee profit sharing plan which covers all full-time employees of the Companies. There were no contributions made by the Companies and the employees may contribute up to 15% of their gross salary in any plan year.

   (8) SUBSEQUENT EVENTS
       -----------------

   Effective February 1, 1996, the shareholders of the Companies sold their stock and granted a covenant not to compete to a Florida-based provider of home health care services.

                  Roth Medical, Inc. and Murray Medical, Inc.

Interim Balance Sheet (Unaudited)
- ------------------------------------------------------------------------



                                            JANUARY 31, 1996
                                            ----------------
ASSETS
Current Assets:
  Cash                                          $  (79,561)
  Accounts receivable:
    Trade, less allowance for
     contractual
      adjustments and doubtful accounts          2,007,540
  Other                                            120,383
  Inventories                                      427,235
  Prepaid expenses and other                        79,770
                                                ----------
Total Current Assets                             2,555,367

Other Assets:
  Other assets                                     149,863

Property and Equipment, less accumulated
  depreciation                                   1,947,916
                                                ----------

Total Assets                                    $4,653,146
                                                ==========



LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable, accrued expenses and
    other liabilities                           $1,042,144
  Notes Payable                                  3,401,732
  Deferred income taxes                              8,000
  Income taxes payable                              16,000
                                                ----------
Total Current Liabilities                        4,467,876

Stockholders' Equity:
  Common Stock                                      56,000
  Retained earnings                                129,270
                                                ----------
                                                   185,270
                                                ----------
Total Liabilities and Stockholders'
 Equity                                         $4,653,146
                                                ==========


See accompanying notes to interim financial statements (unaudited).

                  Roth Medical, Inc. and Murray Medical, Inc.

Interim Statement of Income (Unaudited)
- --------------------------------------------------------------------------------


                                           EIGHT MONTHS ENDED
                                            JANUARY 31, 1996
                                           ------------------

Operating revenue                              $4,578,558

Cost and expenses:

  Cost of revenue                               1,837,010
  Selling, general and administrative           2,310,727
  Depreciation                                     78,532
  Interest                                        168,361
                                               ----------
                                                4,394,630

Income before income taxes                        183,928
                                               ----------

  Income tax expense                               19,000
                                               ----------

Net income                                     $  164,928
                                               ==========

See accompanying notes to interim financial statements (unaudited).

                  Roth Medical, Inc. and Murray Medical, Inc.

Interim Statement of Stockholders' Equity (Unaudited)
- --------------------------------------------------------------------------------

                                 COMMON STOCK
                               ---------------    RETAINED
                               SHARES   AMOUNT    EARNINGS
                               ----------------------------

Balance at June 1, 1995        20,000   $56,000   $( 35,658)

 Net income                                         164,928
                               ----------------------------
Balance at January 31, 1996    20,000   $56,000   $ 129,270
                               ============================


See accompanying notes to interim financial statements (unaudited).

                  Roth Medical, Inc. and Murray Medical, Inc.

Interim Statement of Cash Flows (Unaudited)
- -------------------------------------------------------------------------------

                                              EIGHT MONTHS ENDED
                                               JANUARY 31, 1996
                                              ------------------

NET CASH USED BY OPERATING ACTIVITIES              $(230,284)

INVESTING ACTIVITIES
Purchases of property and equipment                 (733,065)
                                                   ---------
 Net cash used in investing activities              (733,065)

FINANCING ACTIVITIES
Proceeds from notes payable                          863,996
                                                   ---------
 Net cash provided by financing
  activities                                         863,996
                                                   ---------
 Decrease in cash                                    (99,353)
Cash at beginning of period                           19,792
                                                   ---------
Cash at end of period                              $( 79,561)
                                                   =========

See accompanying notes to interim financial statements (unaudited).

                  Roth Medical, Inc. and Murray Medical, Inc.

Notes to Interim Financial Statements - January 31, 1996 (Unaudited)
- ------------------------------------------------------------------------------

1.  BASIS OF REPORTING

The interim balance sheet as of January 31, 1996 and the interim statements of income, stockholders' equity and cash flows for the eight months ended January 31, 1996 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring accruals, necessary for the fair statement of the results of the interim periods.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These interim financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements as of and for the year ended May 31, 1995. The results of operations for the interim period are not necessarily indicative of the results which may be expected for an entire year.

2.  SUBSEQUENT EVENT

Effective February 1, 1995, the Company sold all of its stock and granted a covenant not to compete to a Florida-based provider of home health care services.

ROTECH MEDICAL CORPORATION AND SUBSIDIARIES
- -------------------------------------------------------------------------------
Pro Forma Condensed Combined Financial Statements


     The pro forma condensed combined financial statements for the year ended July 31, 1995 and the six months ended January 31, 1996 have been prepared to illustrate the estimated combined effects of the Agreements of Purchase and Sales (Agreements) between RoTech Medical Corporation (the Company) and PMG, Preferred, G&G, Rhema, RHC, CPO2, NHC and Roth and Murray.

     The pro forma condensed combined balance sheet as of January 31, 1996 was derived by adjusting the historical balance sheet as of January 31, 1996 of the Company and the historical balance sheet as of January 31, 1996 of Roth and Murray. The pro forma condensed combined statement of income for the year ended July 31, 1995 was derived by adjusting the historical statement for the year ended July 31, 1995 of the Company and the unaudited historical statement of income for the year ended October 31, 1995 of PMG, the historical statement of income for the year ended December 31, 1995 of Preferred, Rhema, RHC, CPO2, and NHC, the historical statement of income for the year ended March 31, 1995 of G&G and the historical statement of income for the year ended May 31, 1995 of Roth and Murray. The pro forma condensed combined interim statement of income for the six months ended January 31, 1996 was derived by adjusting the unaudited historical statement for the six months ended January 31, 1996 of the Company and the unaudited historical interim statement of income for the ten months ended October 31, 1995 of PMG, the historical statement of income for the year ended December 31, 1995 of Preferred, Rhema, RHC, CPO2, and NHC, the unaudited historical statement of income for the nine months ended December 31, 1995 of G&G and the unaudited historical statement of income for the eight months ended January 31, 1996 of Roth and Murray. The pro forma condensed combined statements of income were prepared as if each purchase and sale had occurred on August 1, 1994 for the year ended July 31, 1995 and August 1, 1995 for the six months ended January 31, 1996. The pro forma condensed combined statements of income presented are not necessarily indicative of the results of operations that might have occurred had the transaction been completed as of the date specified or of the results of operations of the Company and its subsidiaries for any future period.

     No changes in operating revenue and expenses have been made to reflect the results of any modification to operations that might have been made had the Agreements been consummated on the aforesaid assumed effective date for purposes of presenting pro forma results. The acquisitions have been accounted for in accordance with the purchase method of accounting. The pro forma condensed combined statement of income includes amortization of intangible assets as if the Agreements had been completed on the assumed effective date referred to above.

The pro forma financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in the Company's July 31, 1995 Form 10-K and the condensed consolidated interim financial statements and the related notes thereto included in the Company's January 31, 1996 Form 10-Q.

ROTECH MEDICAL CORPORATION AND SUBSIDIARIES
- ----------------------------------------------------------------------------
Pro Forma Condensed Combined Balance Sheet

                                                                       JANUARY 31, 1996
                                            ---------------------------------------------------------------------
                                                                           (UNAUDITED)
                                                                                                   ROTECH MEDICAL
                                              ROTECH MEDICAL                                        CORPORATION
                                               CORPORATION                                            COMBINED
                                               CONSOLIDATED         COMBINED          PRO FORMA       PRO FORMA
                                             JANUARY 31, 1996   ACQUIRED ENTITIES    ADJUSTMENTS       RESULTS
                                            -----------------   -----------------    -----------   --------------
ASSETS
Current Assets
     Cash.................................     $  3,547,339        $  (79,561)    $(2,962,000)(2)  $    505,778
     Accounts receivable..................
          Trade, net......................       65,556,906         2,007,540        (415,145)(1)    67,149,301
          Other...........................        3,512,431           120,383                         3,632,814
     Inventories..........................       16,848,535           427,235                        17,275,770
     Prepaid expenses.....................          753,383            79,770                           833,153
                                               ------------        ----------     ------------     ------------
          Total current assets............       90,218,594        $2,555,367      (3,377,145)       89,396,816
Other Assets
     Intangible assets, net...............      115,714,154                 -       3,585,341 (3)   119,299,495
     Other assets.........................        1,670,366           149,863               -         1,820,229
                                               ------------        ----------     ------------     ------------
                                                117,384,520           149,863       3,585,341       121,119,724

Property and equipment, net...............       66,863,661         1,947,916         175,122 (1)    68,986,699
                                               ------------        ----------     ------------     ------------

TOTAL ASSETS..............................     $274,466,775        $4,653,146     $   383,318      $279,503,239
                                               ============        ==========     ============     ============
LIABILITIES AND
SHAREHOLDERS' EQUITY

Current Liabilities
     Accounts payable, accrued
      expenses and other
      liabilities........................      $  9,713,512        $1,042,144     $ 1,036,386 (1)  $ 11,606,772
     Notes payable to bank...............       100,199,176         3,401,732        (548,798)(1)   103,052,110
     Deferred income taxes...............           539,634             8,000               -           547,634
     Income taxes payable................        (1,431,220)           16,000          81,000 (1)   (1,334,220)
                                               ------------        ----------     ------------     ------------
          Total current liabilities......       109,021,102         4,467,876         568,588       113,872,296

Other Liabilities
     Deferred income taxes...............         3,895,200                -                -         3,895,200
     Long-term debt......................
                                               ------------        ----------     ------------     ------------
                                                  3,895,200                -                          3,895,200

Shareholders' Equity
     Common stock........................             2,320                -                              2,320
     Treasury stock, at cost.............          (814,535)               -                           (814,535)
     Additional paid in capital..........       120,669,089            56,000          (56,000)(2)  120,725,089
     Retained earnings...................        41,693,599           129,270         (129,270)(2)   41,822,869
                                               ------------        ----------     ------------     ------------
                                                161,550,473           185,270         (185,270)     161,735,743

TOTAL LIABILITIES AND
                                               ------------        ----------     ------------     ------------
SHAREHOLDERS' EQUITY.....................      $274,466,775        $4,653,146     $   383,318      $279,503,239
                                               ============        ==========     ============     ============

ROTECH MEDICAL CORPORATION AND SUBSIDIARIES
- --------------------------------------------------------------------------------
Pro Forma Condensed Combined Statement of Income


                                                                FOR THE YEAR ENDED JULY 31, 1995
                                 -----------------------------------------------------------------------------------------
                                                                           (UNAUDITED)
                                  ROTECH MEDICAL                                                          ROTECH MEDICAL
                                   CORPORATION                                                             CORPORATION
                                   CONSOLIDATED                                                              COMBINED
                                 YEAR ENDED JULY          COMBINED                PRO FORMA                 PRO FORMA
                                    31, 1995          ACQUIRED ENTITIES          ADJUSTMENTS                 RESULTS
                                 ---------------      -----------------          -----------              ---------------
Operating revenue................ $134,111,458           $27,898,269                                      $162,009,727
Cost and expenses
     Cost of revenue.............   36,287,811             8,419,417                                        44,707,228
     Selling, general and
      administrative.............   66,477,381            15,715,293                                        82,192,674
     Depreciation and
      amortization...............    9,565,238               570,766             $1,301,148 (a)             11,437,152
     Interest....................      835,462               615,637              1,147,092 (b)              2,598,191
                                  ------------           -----------            -----------               ------------
                                   113,165,892            25,321,113              2,448,240                140,935,245
                                  ------------           -----------            -----------               ------------

Income before income taxes......    20,945,566             2,577,156             (2,448,240)                21,074,482
Income tax expense..............     7,800,800               524,746               (510,745)(d)              7,814,801
                                  ------------           -----------            -----------               ------------
          Net income............  $ 13,144,766           $ 2,052,410            $(1,937,495)              $ 13,259,681
                                  ============           ===========            ===========               ============
Net Income Per Share............          $.64                                                                    $.63
                                  ============                                                            ===============

Weighted Average Number of
 Shares Outstanding.............    20,684,000               523,352                                        21,207,352





ROTECH MEDICAL CORPORATION AND SUBSIDIARIES
- ------------------------------------------------------------------------------
Pro Forma Condensed Combined Statement of Income


                                                            FOR THE SIX MONTHS ENDED JANUARY 31, 1996
                                                ---------------------------------------------------------------
                                                                           (UNAUDITED)


                                                ROTECH MEDICAL                                      ROTECH MEDICAL
                                                 CORPORATION                                         CORPORATION
                                                 CONSOLIDATED                                          COMBINED
                                              SIX MONTHS ENDED        COMBINED         PRO FORMA      PRO FORMA
                                              JANUARY 31, 1996     ACQUIRED ENTITIES   ADJUSTMENTS       RESULTS
                                                -------------     -----------------   -----------   ---------------
Operating revenue...........................     $106,582,378        $12,110,209                     $118,692,587
Cost and expenses
   Cost of revenue..........................       29,030,503          3,981,040                       33,011,543
   Selling, general and administrative......       51,739,877          6,455,803                       58,195,680
   Depreciation and amortization............        9,762,514            265,412      $  650,574 (a)   10,678,500
   Interest.................................        1,336,721            295,878         573,546 (c)    2,206,145
                                                 ------------        -----------     -------------   ------------
                                                   91,869,615         10,998,133       1,224,120      104,091,868
                                                 ------------        -----------     -------------   ------------

Income before income taxes.................        14,712,763          1,112,076      (1,224,120)      14,600,719
Income tax expense.........................         5,458,435            253,599        (261,669)(d)    5,450,365
                                                 ------------        -----------     -------------   ------------
            Net income.....................      $  9,254,328        $   858,477     $  (962,451)    $  9,150,354
                                                 ============        ===========     =============   ============
Net Income Per Share.......................              $.38                                        $        .37
                                                 ============                                        ============

Weighted Average Number of Shares
       Outstanding.........................        24,445,104            523,352                       24,968,456




ROTECH MEDICAL CORPORATION AND SUBSIDIARIES
- -------------------------------------------
Notes to Pro Forma Condensed Combined Financial Statements



(1) Elimination of net book value of certain assets and liabilities not acquired. Reclassification of certain liabilities assumed to accounts payable. Assumption of certain leases for rental equipment.

(2) Purchase price paid as a decrease in cash. Elimination of the acquired entities' equity in accordance with the purchase method of accounting. (Shares issued as consideration paid for acquired entities' net assets are contingent and, therefore, not recorded as outstanding and not included in the weighted average share calculations.)

(3) Additional intangibles resulting from the excess of the purchase price over the net assets acquired and non-compete contracts. This adjustment does not contemplate any change to the purchase price for the differences in the business purchased at their respective dates of acquisition compared to what the purchase price may have been as of August 1, 1995.

(a)  Amortization of intangibles recorded in the acquisition
     (amortized over various lives from 5 to 25 years).

(b)  Additional interest expense related to borrowings for cash paid
     to acquire PMG,   Preferred, G&G, Rhema, RHC, CPO2, Murray and Roth.
     assumed borrowed on August 1, 1994, less interest expense pertaining to liabilities not assumed by the Company. Assumed 6.0% interest rate on purchase price.

(c)  Additional interest expense related to borrowings for cash paid
     to acquire PMG,   Preferred, G&G, Rhema, RHC, CPO2, Murray and Roth.
     assumed borrowed on August 1, 1995, less interest expense pertaining to liabilities not assumed by the Company. Assumed 6.0% interest rate on purchase price.

(d) Adjustment to income tax expense for the tax expense relating to the net income as adjusted for the combined entity. Income taxes are calculated on the basis that operations of the consolidated company could be combined as one company for federal income tax purposes at the actual historical rate for the period. No assurance can be given that these tax benefits will be realizable by the Company.